Exhibit 10.64

PENSION PLAN

OF

CONSTELLATION ENERGY GROUP, INC.

(Amended and Restated Effective January 31, 2012)

PENSION PLAN

OF

CONSTELLATION ENERGY GROUP, INC.

APPENDIX A	DEFINITIONS

APPENDIX B	LIMITATIONS

APPENDIX C	TRANSITION AND HISTORICAL PROVISIONS

APPENDIX D	TOP HEAVY PROVISIONS

APPENDIX E	EARLY RECEIPT REDUCTION FACTORS

APPENDIX F	CONTINGENT ANNUITANT REDUCTION FACTORS

APPENDIX G	DESIGNATED SUBSIDIARIES

APPENDIX H	FACTORS FOR ADDITIONAL PRE-RETIREMENT SURVIVOR ANNUITY COVERAGE UNDER TRADITIONAL PENSION PLAN

i

INTRODUCTION

The Plan, which was initially effective on January 1, 1948, was amended and restated effective January 1, 2000 to include the Pension Equity formula, and has been amended and restated from time to time thereafter. The Plan was restated on January 22, 2007, effective January 1, 2000, to incorporate all amendments made since January 1, 2000. The plan was amended and restated on January 30, 2012, effective January 31, 2012, to incorporate all amendments made since the prior restatement.

ARTICLE I—Participation

1.1 Automatic PEP Participation—Except as provided in 1.2, each Full-Time Employee of the Company, or of those subsidiaries and affiliates of the Company which are designated by the Board of Directors (as reflected in Appendix G), shall become a Participant in PEP on the date he/she becomes a Full-Time Employee. (Notwithstanding the previous sentence, effective July 23, 2010, Executive Group may designate such subsidiaries and affiliates if such designations have less than a $10 million impact on the Plan’s accumulated benefit obligation per designation. At least annually, the Company’s Chief Executive Officer shall report all such subsidiary and affiliate designations to the Board of Directors. An Employee classified in a job description as an On-Call Employee, a leased employee within the meaning of Code Section 414(n)(2), or a co-op, work study or summer Employee shall not become a Participant in the Plan while classified in the sole judgment of the Employer as an On-Call Employee, a leased employee, or a co-op, work study or summer Employee.

1.2 Election: Traditional Pension Plan or PEP— Each individual who is both a Participant on December 31, 1999 and an Employee on January 1, 2000 shall elect in the manner determined by the Plan Administrator to participate in either PEP or the Traditional Pension Plan. Each individual who is a Participant on December 31, 1999 and who has a Severance From Service Date on December 31, 1999, and who, at the Severance From Service Date, had attained age 55 and completed at least 20 years of Credited Service shall elect in the manner determined by the Plan Administrator to participate in either PEP or the Traditional Pension Plan. Such Participant shall make his/her election on or after January 1, 2000 and on or before the earlier of June 30, 2000 or his/her Benefit Commencement Date. The last election made on or before the earlier of June 30, 2000 or his/her Benefit Commencement Date is irrevocable, except that, in the case of a Participant whose Severance From Service Date is on or after January 1, 2000 and on or before June 30, 2000 the first election made after the Severance From Service Date is irrevocable. Any election shall be effective as of January 1, 2000. Notwithstanding anything above, any Participant who does not affirmatively make a valid election on or before June 30, 2000 will participate in PEP effective January 1, 2000.

ARTICLE II—Types of Retirement

2.1 Normal Retirement: Generally—A Participant who, on the day preceding his/her Normal Retirement Date, is actively employed or a Disabled Participant and has at least five years of Credited Service, is eligible for Normal Retirement.

2.1(a) Effective Date—Normal Retirement is effective as of the first day of the month following a Participant’s Severance From Service Date, or if later, the date a Disabled Participant ceases receiving benefits under the Disability Plan.

2.2 Early Retirement: Generally—A Participant who, on his/her Severance From Service Date, is at least age 55, and has at least ten years of Credited Service, is eligible for Early Retirement.

2.2(a) Effective Date—Early Retirement is effective as of the first day of the month designated in writing by the Participant, which is after the date that the Participant becomes eligible for Early Retirement, and not later than the Participant’s Normal Retirement Date. Such written designation must be received by the Plan Administrator before the beginning of the designated month. If a written designation is not received, Early Retirement will be effective on the Participant’s Normal Retirement Date.

2.3 Disability Retirement: Traditional Pension Plan—A Disabled Participant who (i) prior to receiving benefits under the Disability Plan, has at least ten years of Credited Service, and (ii) is at least age 50 but has not yet reached age 65 when he/she is determined to be no longer disabled under the terms of the Disability Plan, is eligible for Disability Retirement in the Traditional Pension Plan.

2.3(a) Effective Date—Disability Retirement in the Traditional Pension Plan is effective on the first day of the month designated in writing by the Participant, which is after the date that the Participant becomes eligible for Disability Retirement, and not later than the Participant’s Normal Retirement Date. Such written designation must be received by the Plan Administrator before the beginning of the designated month. If a written designation is not received, Disability Retirement will be effective on the Participant’s Normal Retirement Date.

ARTICLE III—Pension Payments

3.1(a) Form of Pension Payments: Traditional Pension Plan—Except as provided in 3.3(h), all pension payments to Participants in the Traditional Pension Plan are paid in monthly installments.

3.1(b) Form of Pension Payments: PEP—Except as provided in 3.3(h), all pension payments to Participants in PEP are paid in monthly installments unless the Participant elects, within 60 days of the Participant’s Severance From Service Date and in the manner determined by the Plan Administrator, a payment in the form of a lump sum.

3.2 Timing of Pension Payments: Traditional Pension Plan—Except as provided in 3.3(h), pension payments to Participants in the Traditional Pension Plan commence as of the applicable effective date set forth in Article II.

3.2(a) Timing of Pension Payments: PEP—Except as provided in 3.3(h), pension payments to Participants in PEP commence as of the applicable effective date set forth in Article II unless the Participant elects, within 60 days of the later of (i) the date of the letter provided by the Plan Administrator to the Participant that describes the Participant’s Plan distribution options or (ii) the Participant’s Severance From Service Date, and in the manner determined by the Plan Administrator, to receive a lump sum or to commence to receive monthly installments as of the first day of the month following the Participant’s Severance From Service Date.

3.2(b) Timing of Pension Payments: Active Employees—Pension payments to a Participant who is an Employee and who attains age 70 1⁄2 before January 1, 2000, shall commence on April 1 of the year following the year during which the Participant attains age 70 1⁄2. The pension payments will be recalculated and increased if appropriate as of each January 1 (and as of the Participant’s Severance From Service Date) to reflect increases in the Normal Retirement Service Percentage and changes in Final Average Pay in the case of a Participant in the Traditional Pension Plan, and to reflect increases in Total Pension Credits and changes in Final Average Annual Pay in the case of a Participant in PEP.

Pension payments to a Participant who is an Employee and who attains age 70 1⁄2 after December 31, 1999 shall commence as of the first day of the month following the Participant’s Severance From Service Date. The pension payments of a Participant in the Traditional Pension Plan will be actuarially increased to reflect the period described below during which the Participant does not receive any payments under the Plan. The period begins on the April 1 of the year following the year during which the Participant attains age 70 1⁄2 and ends on the Benefit Commencement Date. The actuarial increase shall be calculated based on the interest rate and mortality table used in determining Present Value.

Notwithstanding the foregoing, pension payments to a Participant who owns more than 5 percent of the outstanding stock of an Employer or stock possessing more than 5 percent of the total combined voting power of all stock of an Employer, shall commence on April 1 of the year following the year during which the Participant attains age 70 1⁄2.

The pension payments of a Participant in the Traditional Pension Plan who is employed after Normal Retirement Date shall be actuarially increased to reflect any month in which the Participant completes an hour of service described in Section 202(a)(3)(B) of ERISA on fewer than eight days. The actuarial increase shall be calculated based on the interest rate and mortality table used in determining Present Value.

Notwithstanding any provision in the Plan to the contrary, all distributions from the Plan, including distributions under Article V of the Plan, shall be made in accordance with Code Section 401(a)(9) and the regulations thereunder, including the incidental benefit requirement of Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

3.2(c) Timing of Pension Payments: Mandatory Commencement—Notwithstanding anything in the Plan to the contrary, unless the Participant otherwise elects, pension payments to the Participant will begin not later than 60 days after the latest of the close of the Plan Year in which (i) occurs the date on which the Participant attains the earlier of age 65 or the Participant’s Normal Retirement Date; (ii) occurs the 10th annual anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the Participant terminates service with the Employer.

3.2(d) Cessation of Pension Payments—Except as provided in Article V, monthly pension payments shall permanently cease upon the death of the Participant, effective with the pension payment for the month following the month of the Participant’s death. Monthly pension payments shall cease upon the Employer’s reemployment of a Participant as an Employee. Upon the Participant’s subsequent termination of employment with the Employer, the Participant’s Gross Pension shall be recalculated and adjusted (including the adjustment described in 3.4(a)) and the Participant shall be given a new election with respect to the form and timing of his/her pension payments if such election otherwise would be available to the Participant.

3.3 Amount of Pension Payments—The pension payments to which a Participant is entitled are calculated based on the Participant’s Gross Pension, adjusted as provided in 3.4. The calculation of a Participant’s Gross Pension is different depending upon the type of retirement to which the Participant is entitled.

3.3(a) Normal Retirement in the Traditional Pension Plan—The Gross Pension of a Participant in the Traditional Pension Plan entitled to Normal Retirement is calculated as follows:

Gross Pension	=	Normal Retirement	X	Final
		Service Percentage		Average
Pay

3.3(b) Early Retirement in the Traditional Pension Plan—The Gross Pension of a Participant in the Traditional Pension Plan entitled to Early Retirement is calculated as follows:

Gross Pension	=	Normal Retirement Service Percentage	X	Final Average Pay	X	Early Retirement Adjustment Factor

3.3(c) Disability Retirement in the Traditional Pension Plan—The Gross Pension of a Participant in the Traditional Pension Plan entitled to Disability Retirement is calculated as follows:

Gross Pension	=	Normal Retirement Service Percentage	X	Final Average Pay	X	Early Retirement Adjustment Factor

Notwithstanding the foregoing calculation, the Gross Pension shall not be less than the lesser of 20% of Final Average Pay, or the Gross Pension the Participant would be entitled to if he/she worked until his/her Normal Retirement Date and had the same Final Average Pay.

3.3(d) Termination Benefits in the Traditional Pension Plan—The Gross Pension of a Participant in the Traditional Pension Plan who has a Severance From Service Date before the Participant is eligible for Normal Retirement, Early Retirement or Disability Retirement, but after accumulating at least five years of Vesting Service (effective January 1, 2008, three years of Vesting Service), is equal to the Participant’s Gross Pension as described in 4.1.

Except as provided in 3.3(h), such pension payments shall commence as of the Participant’s Normal Retirement Date and, except as provided in 3.3(h), shall be made in monthly installments. If the Participant has, however, at least ten years of Credited Service prior to the Participant’s Severance From Service Date, then such pension payments shall commence as of the first day of the month designated in writing by the Participant. The month so designated must be a month (i) no earlier than the month following the attainment of age 55, and (ii) no later than the Participant’s Normal Retirement Date. Such written designation must be received by the Plan Administrator before the beginning of the designated month. If a written designation is not received, such pension payments will commence as of the Participant’s Normal Retirement Date. Such pension payments are subject to the adjustment under the early receipt provisions set forth in 3.4(c).

3.3(e) Lump Sum in PEP—The Gross Pension of a Participant in PEP who elects an immediate lump sum is calculated as follows:

Gross Pension	=	Total Pension Credits	X	Final Average Annual Pay

Notwithstanding the foregoing, the Gross Pension shall not be less than the Present Value of the Participant’s Accrued Gross Pension which would have been payable as of the Participant’s Normal Retirement Date based on the Participant’s Final Average Pay and Credited Service as of December 31, 1999, the definition of Present Value and Accrued Gross Pension in the Plan in effect on January 1, 2000, and the other provisions of the Plan in effect on December 31, 1999. Also, the Gross Pension shall not be less than the Present Value of the deferred annuity under 3.3(g) that would be payable as of the Participant’s Normal Retirement Date. If the Participant is subsequently reemployed by the Employer, the Participant shall not be given the option to repay the lump sum payment.

3.3(f) Immediate Annuity in PEP— The Gross Pension of a Participant in PEP who elects an immediate annuity is calculated as 1/12 of the following:

Gross Pension	=	Total Pension Credits	X	Final Average Annual Pay	X	Annuity Factor

Notwithstanding the foregoing, the Gross Pension of a Participant who is eligible for Early Retirement or Normal Retirement shall not be less than the Participant’s Accrued Gross Pension which would have been payable as of the Benefit Commencement Date based on the Participant’s Final Average Pay and Credited Service as of December 31, 1999, the definition of Accrued Gross Pension in the Plan in effect on January 1, 2000, and the other provisions of the Plan in effect on December 31, 1999.

3.3(g) Deferred Annuity in PEP—The Gross Pension of a Participant in PEP who elects a deferred annuity is calculated as 1/12 of the following:

Gross Pension	=	Total Pension Credits	X	Final Average Annual Pay	X	Deferred Annuity Factor	X	Annuity Factor

Notwithstanding the foregoing, the Gross Pension shall not be less than the Participant’s Accrued Gross Pension which would have been payable as of the Benefit Commencement Date based on the Participant’s Final Average Pay and Credited Service as of December 31, 1999, the definition of Accrued Gross Pension in the Plan in effect on January 1, 2000, and the other provisions of the Plan in effect on December 31, 1999.

3.3(h) Automatic Lump Sum Cash-Out—Notwithstanding anything in the Plan to the contrary, an immediate lump sum payment, in lieu of monthly payments will be made to a Participant (i) in the Traditional Pension Plan, if the Present Value of the Participant’s Gross Pension, computed as of the Severance From Service Date, does not exceed $1,000, and (ii) in PEP, if the PEP Gross Pension lump sum under 3.3(e), computed as of the Severance From Service Date, does not exceed $1,000. If the Participant is subsequently reemployed by the Employer, the Participant shall not be given the option to repay the lump sum payment. No payment shall be made from the Traditional Pension Plan, if the Present Value of the Participant’s Gross Pension, computed as of the Severance From Service Date, equals or exceeds $1,000, or the PEP, if the PEP Gross Pension lump sum under 3.3(e), computed as of the Severance From Service Date, equals or exceeds $1,000, absent the Participant’s affirmative consent prior to the Participant’s Normal Retirement Date.

3.4 Miscellaneous Gross Pension Calculation Provisions

3.4(a) Reemployment—As described in 3.2(d), monthly pension payments shall cease upon the Employer’s reemployment of a Participant as an Employee, and the Participant’s Gross Pension shall be recalculated and adjusted upon the Participant’s subsequent termination of employment with the Employer. The Gross Pension of the Participant upon subsequent termination of employment shall be reduced by the value of monthly pension payments received prior to reemployment. The value shall be determined based on the interest rate and mortality table described in Present Value as of the Benefit Commencement Date following the subsequent termination of employment.

3.4(b) Adjustment for Part-Time Schedule—If a Traditional Pension Plan Participant worked a Part-Time Schedule at any time during the period that the Participant was accumulating Credited Service, the Participant’s Average Pay described in A-9(i) shall be adjusted by multiplying such Average Pay described in A-9(i) by the following fraction:

Total of Participant’s Regularly Scheduled Hours per Workweek During 35 Years of Credited Service With Highest Number of Regularly Scheduled Hours Total of All Regularly Scheduled Hours in Same Period of Credited Service Assuming Workweek of Standard Length Not in Excess of 40 Hours

If a PEP Participant worked a Part-Time Schedule at any time during the period that the Participant was accumulating Credited Service, the Participant’s Gross Pension shall equal the sum of (i) the Participant’s Total Pension Credits, adjusted as described below, times that portion of the Participant’s Average Annual Pay described in A-8(i), and (ii) the Participant’s Total Pension Credits, not adjusted as described below, times that portion of the Participant’s Average Annual Pay described in A-8(ii). The Participant’s Total Pension Credits shall equal the sum of the amounts attributable to each age category in the definition of Total Pension Credits times the following fraction in each age category:

Total of Participant’s Regularly Scheduled Hours per Workweek During Years of Credited Service in Each Age Category Total of All Regularly Scheduled Hours in Same Period of Credited Service Assuming Workweek of Standard Length Not in Excess of 40 Hours

For the purposes of computing the Gross Pension of a Participant who worked a Part-Time Schedule, base rate of pay shall be adjusted to reflect a 40-hour workweek.

3.4(c) Adjustment For Early Receipt in Traditional Pension Plan—If a Participant in the Traditional Pension Plan who is entitled to pension payments under 3.3(d) elects to begin receipt of his/her monthly pension payments prior to the date that the Participant attains age 65, the Participant’s Gross Pension shall be reduced to offset the cost of early receipt. Such reduction shall be determined in accordance with the table included in Appendix E.

3.4(d) Adjustment For Survivor Annuity Coverage—A Participant’s Gross Pension in the Traditional Pension Plan shall be reduced to offset the cost of providing (i) additional Preretirement Survivor Annuity coverage, and (ii) any Post-retirement Survivor Annuity coverage. A Participant’s Gross Pension in PEP shall be reduced to offset the cost of providing any Post-retirement Survivor Benefit coverage. Post-retirement Survivor Annuity and Post-retirement Survivor Benefit coverage reductions shall be determined in accordance with the table included in Appendix F. Preretirement Survivor Annuity coverage reductions shall be determined in accordance with the table included in Appendix H.

3.4(e) Benefit and Benefit Accrual Limitations. Notwithstanding any other provision of the Plan to the contrary, the Gross Pension accrued on behalf of and provided to a Participant under the Plan shall at all times comply with applicable benefit payment and accrual limitations in accordance with Section 401(a)(29) of the Code.

3.5 Severance Plan Payments—Notwithstanding any other provision in the Plan or any Appendix to the contrary, the Gross Pension for a Participant in the PEP who receives severance payments under the Constellation Energy Group, Inc. Severance Plan shall not be less than the “minimum amount” which is the amount of the Participant’s Gross Pension as of the Participant’s Severance From Service Date based on (i) the Participant’s Final Average Annual Pay as of the Participant’s Severance From Service Date; (ii) the Participant’s age projected to the Participant’s Severance End Date (but not older than the greater of the Participant’s actual age on the Participant’s Severance From Service Date or 65); and (iii) the Participant’s Credited Service and Vesting Service computed assuming the Participant were employed until the Participant’s Severance End Date, and for a Participant who (x) elects an immediate or deferred annuity, the “minimum amount” shall be computed assuming that the Annuity Factor used to convert the PEP Gross Pension lump sum to an annuity is based on the Participant’s age and

Credited Service as of the Participant’s Severance End Date and that the Annual Interest Rate used will be as specified by the Plan (i.e., based on the Participant’s Severance From Service Date); and (y) elects a deferred annuity to commence later than the first of the month following the Participant’s Severance From Service Date the “minimum amount” shall be computed assuming a Deferred Annuity Factor of 1. For purposes of computing the “minimum amount”, any reduction for Survivor Annuity coverage will be based on the factors specified by the Plan using the Participant’s and the spouse’s or the beneficiary’s age as of the Participant’s Benefit Commencement Date.

Notwithstanding any other provision in the Plan or any Appendix to the contrary, the Gross Pension for a Participant in the Traditional Pension Plan who receives severance payments under the Constellation Energy Group, Inc. Severance Plan shall not be less than the “minimum amount” which is the amount of the Participant’s Gross Pension as of the Participant’s Severance From Service Date based on (i) the Participant’s Final Average Pay as of the Participant’s Severance From Service Date (ii) the Participant’s age projected to the Participant’s Severance End Date (but not older than the greater of the Participant’s actual age on the Participant’s Severance From Service Date or 65); and (iii) the Participant’s Credited Service and Vesting Service computed assuming the Participant were employed until the Participant’s Severance End Date, and for a Participant who (x) is eligible for Normal Retirement based on the Participant’s age projected to the Participant’s Severance End Date and based on the Participant’s Credited Service and Vesting Service computed assuming the Participant were employed until the Participant’s Severance End Date, for purposes of computing the “minimum amount” the Participant’s Benefit Commencement Date shall be assumed to be the later of the first of the month following the Participant’s Severance from Service Date or the Participant’s Normal Retirement Date; (y) is eligible for Early Retirement based on the Participant’s age projected to the Participant’s Severance End Date and based on the Participant’s Credited Service and Vesting Service computed assuming the Participant were employed until the Participant’s Severance End Date, for purposes of computing the “minimum amount” the Participant’s Benefit Commencement Date shall be assumed to be the first of the month following the Participant’s Severance End Date for purposes of determining the Early Retirement Adjustment Factor; and (z) is not eligible for Normal Retirement or Early Retirement based on the Participant’s age projected to the Participant’s Severance End Date and based on the Participant’s Credited Service and Vesting Service computed assuming the Participant were employed until the Participant’s Severance End Date, for purposes of computing the “minimum amount” the Participant’s Benefit Commencement Date shall be assumed to be the earliest possible date permitted under the Plan based on the Participant’s age projected to the Participant’s Severance End Date and based on the Participant’s Credited Service and Vesting Service computed assuming the Participant were employed until the Participant’s Severance End Date. For purposes of computing the “minimum amount”, any reduction for Survivor Annuity coverage will be based on the factors specified by the Plan using the Participant’s and the spouse’s age as of the Participant’s Benefit Commencement Date.

For purposes of calculating the “minimum amount” above, Severance End Date means the last day of the month that includes the end of the severance period under the Constellation Energy Group, Inc. Severance Plan (notwithstanding the termination of the receipt severance benefits due to the Participant’s return to employment).

A Participant’s “minimum amount” shall be payable on any Benefit Commencement Date allowable under the Plan without regard to this 3.5.

Except as expressly set forth above in this 3.5, this 3.5 will not affect any other provision of the Plan or the Appendix relating to the calculation of a Participant’s benefit, including the Severance From Service Date, Final Average Annual Pay, Final Average Pay, the Deferred Annuity Factor, the adjustment for survivor coverage under 3.4(d), or the Annual Interest Rate.

This 3.5 is effective for Participants who commence receiving benefits under the Constellation Energy Group, Inc. Severance Plan on or after June 1, 2003.

ARTICLE IV — Gross Pension Calculation and Vesting

4.1 Termination Gross Pension Calculation and Service: Traditional Pension Plan—The Gross Pension of a Participant in the Traditional Pension Plan who has a Severance From Service Date before the Participant is eligible for Normal Retirement, Early Retirement or Disability Retirement, but after accumulating at least five years of Vesting Service (effective January 1, 2008, three years of Vesting Service), is calculated as follows:

Gross Pension =	Projected Gross Pension at Normal Retirement Date	X	Credited Service from Date of Hire to Calculation Date

_________________________
Projected Credited Service from the Date of hire to Normal Retirement Date

In computing the “projected Gross Pension at Normal Retirement Date,” it will be assumed that a Participant in the Traditional Pension Plan will continue to work for the Employer until the Participant’s Normal Retirement Date, and that the Participant’s Final Average Pay at such date will be equal to the Participant’s Average Pay as of the calculation date. If the Participant works a Part-Time Schedule as of the calculation date, it will be assumed that the Participant will continue to work a Part-Time Schedule until the Participant’s Normal Retirement Date for purposes of the computation.

4.2 Vested Right to Receive a Pension: Generally—A Participant will have a nonforfeitable right to receive a pension under the Plan if he/she has completed at least five years of Vesting Service (effective January 1, 2008, three years of Vesting Service), or is an Employee on or after the later of age 65, or the date which is the fifth anniversary of the Participant’s Employment Commencement Date (or, if applicable, the Adjusted Employment Commencement Date).

4.3 Credited Service—Credited Service accumulated by a Participant is used in the computation of a Participant’s Gross Pension. Under the Traditional Pension Plan, Participant’s Credited Service is equal to the aggregate of all time periods, while classified as a Full-Time Employee, that commence with the Employment Commencement Date (or, if applicable, the Adjusted Employment Commencement Date) and end with the Severance From Service Date. Under PEP, a Participant’s Credited Service is equal to the number of months during which an Employee works at least one hour while classified as a Full-Time Employee. Service while an Employee of a subsidiary or affiliate of the Company that is not designated by the Board of Directors (as reflected in Appendix G) under 1.1 shall not be counted in determining Credited Service. Service while an Employee of a subsidiary or affiliate of the Company that is designated by the Board of Directors (as reflected in Appendix G) under 1.1 shall be counted in determining Credited Service only if the Employee is eligible to participate in the Plan because of such service. Credited Service shall not be given to an Employee while classified by the Employer as a leased employee described in Code Section 414(n) or a co-op, work study or summer Employee. Credited Service shall be accumulated in whole years and twelfths of a year.

Notwithstanding the foregoing, a Participant who has at least ten years of Credited Service prior to the date as of which the Participant first receives benefits under the Disability Plan, and who becomes a Disabled Participant on or after January 1, 1994, will continue to accrue Credited Service while a Disabled Participant. The pension payments made on and after August 1, 1999 on behalf of such a Participant who had a Severance From Service Date before January 1, 2000 shall be adjusted to reflect the accruing of Credited Service while a Disabled Participant. The pension payments made on and after August 1, 1999 on behalf of such a Participant who had a Severance From Service Date before January 1, 2000 shall also be adjusted so that the payments are no less than the amount the pension payments would be if the provisions of 3.3(c) had been applicable at the time of such Severance From Service Date.

4.4 Vesting Service—Vesting Service accumulated by a Participant is used in the determination of whether a Participant has a vested right to receive pension payments. A Participant’s Vesting Service is determined using the elapsed time method. Under the elapsed time method, the Participant is credited with service equal to the aggregate of all time periods that commence with the Employment Commencement Date (or, if applicable, the Adjusted Employment Commencement Date) and end with the Severance From Service Date.

If a Participant is reemployed within one year from his/her Severance From Service Date, the Participant shall be deemed to have been continuously employed by the Employer during such period, but only for purposes of accumulating Vesting Service. If a Participant dies while performing qualified military service (within the meaning of Section 414(u)(5) of the Code), such Participant shall be credited with Vesting Service for the period of his qualified military service.

4.5 Forfeiture and Restoration of Credited Service and Vesting Service—Once a Participant has at least five years of Vesting Service (effective January 1, 2008, three years of Vesting Service), all Credited Service and Vesting Service, including all subsequently accumulated Credited Service and Vesting Service, is exempt from forfeiture. If an Employee’s Severance From Service Date occurs while he/she is zero percent vested under the Plan, such Employee’s Credited Service and Vesting Service accumulated prior to such Severance From Service Date shall be forfeited. All amounts so forfeited by a Participant who has a Severance From Service Date shall be deemed distributed to the Participant as of the Participant’s Severance From Service Date for purposes of determining whether the Participant received a distribution of his/her entire accrued benefit under the Plan. Any forfeited Credited Service and Vesting Service shall be restored upon reemployment, if the period of time elapsed between the Severance From Service Date and the date of reemployment does not exceed five Plan Years.

Notwithstanding the foregoing, a Participant who received a lump sum payment under 3.3(e) or 3.3(h) shall not be entitled to restoration of Credited Service accumulated prior to the termination of employment that gave rise to the lump sum payment.

Notwithstanding the foregoing, for purposes of computing Credited Service and Vesting Service, the Severance From Service Date of an Employee who is absent from service beyond the first anniversary of the first day of absence by reason of a maternity or paternity absence, is the second anniversary of the first day of such absence. The period of time between the first and second anniversaries of the first day of absence from work is neither a period of service nor a period of severance.

4.6 Military Service—Notwithstanding any provision of this Plan to the contrary, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). Effective January 1, 2007, in the case of a Participant who dies while performing qualified military service (as defined in Code Section 414(u)), the survivors of the Participant are entitled to any additional benefits (other than benefit accruals relating to the period of military service) provided under the Plan had the Participant resumed and then terminated employment on account of death.

ARTICLE V—Survivor Coverage

5.1 Preretirement Survivor Annuity: Traditional Pension Plan

5.1(a) Eligibility—If a Participant in the Traditional pension Plan with a vested right to receive a pension dies before the Participant’s Benefit Commencement Date (i) the Surviving Spouse or (ii) the Alternate Beneficiary (for a Participant who is not married on his/her date of death or who is married, and who has the appropriate spousal waiver and who names an Alternate Beneficiary that does not predecease the Participant) will be entitled to a Preretirement Survivor Annuity.

A Traditional Plan Participant may name more than one Alternate Beneficiary for a Preretirement Survivor Annuity. If more than one Alternate Beneficiary is named, the Participant must designate the percentage of Preretirement Survivor Annuity attributable to each recipient by delivering an Appropriate Request to the Plan Administrator.

For a Participant who is not married and who either does not name an Alternate Beneficiary or names one or more Alternate Beneficiaries and such Alternate Beneficiary (ies) predeceases the Participant, the default beneficiary for the Preretirement Survivor Annuity will be the Participant’s beneficiary under the Company’s employee life insurance plan

5.1(b) Value of Coverage—The Preretirement Survivor Annuity is equal to 50% of the deceased Participant’s adjusted Gross Pension. The deceased Participant’s Gross Pension is adjusted in accordance with the early receipt provisions set forth in 3.4(c) to the extent the Surviving Spouse’s Benefit Commencement Date or the Alternate Beneficiary’s Benefit Commencement Date is before the Participant’s Normal Retirement Date and is permanently reduced for the cost of providing the contingent annuitant reduction factors pursuant to Appendix F.

5.1(c) Duration of Coverage—Coverage under 5.1(b) commences as of the date that the Participant has a vested right to receive a pension. With respect to a particular spouse of the Participant, coverage will cease upon the earliest of (i) the date of death of the spouse, (ii) the date of the divorce of the spouse from the Participant, (iii) the Participant’s Benefit Commencement Date or (iv) the date on which a waiver of coverage becomes effective. With respect to an Alternate Beneficiary, coverage will cease upon the earliest of (i) the date of death of the Alternate Beneficiary, (ii) the date on which the Participant revokes his/her election to provide survivor coverage to the Alternate Beneficiary, (iii) the date of marriage of the Participant which date is after the date the Participant named the Alternate Beneficiary and the Participant’s spouse has not waived coverage, or (iv) the Participant’s Benefit Commencement Date.

5.1(d) Cost of Coverage—A Participant’s Gross Pension is not reduced to offset the cost of providing coverage under 5.1(b).

5.2 Preretirement Survivor Annuity: Special Rules in the Traditional Pension Plan

5.2(a) Value of Coverage—Notwithstanding 5.1(b), if a Participant in the Traditional Pension Plan dies after he/she is eligible for Early Retirement, but before the Participant’s Benefit Commencement Date, the Preretirement Survivor Annuity is calculated as described in 5.1(b) except that instead of adjusting the deceased Participant’s Gross Pension by the early receipt provisions set forth in 3.4(c), the Participant’s Gross Pension will be multiplied by the Early Retirement Adjustment Factor, but in no event shall such factor be less than 85%.

5.2(b) Duration of Coverage—Coverage under 5.2(a) commences with the Participant is eligible for Early Retirement. With respect to a particular spouse of the Participant, coverage will cease upon the earliest of (i) the date of death of the spouse, (ii) the date of the divorce of the spouse from the Participant, (iii) the Participant’s Benefit Commencement Date or (iv) the date on which a waiver of coverage becomes effective. With respect to an Alternate Beneficiary, coverage will cease upon the earliest of (i) the date of death of the Alternate Beneficiary, (ii) the date on which the Participant revokes his/her election to provide survivor coverage to the Alternate Beneficiary, (iii) the date of marriage of the Participant which date is after the date the Participant named the Alternate Beneficiary and the Participant’s spouse has not waived coverage, or (iv) the Participant’s Benefit Commencement Date.

5.2(c) Cost of Coverage—A Participant’s Gross Pension is not reduced to offset the cost of providing coverage under 5.2(a).

5.2(d) Additional Coverage—A Participant who is eligible for Early Retirement may elect additional Preretirement Survivor Annuity coverage for his/her Surviving Spouse or Alternate Beneficiary. The 50% factor in 5.1(b) may, at the election of such Participant, be increased by a multiple of 5% to a total factor not to exceed 100% and the permanent reduction to the deceased Participant’s Gross Pension will be determined as set forth in 3.4(d). The additional coverage commences on the day of receipt of the Participant’s election by the Plan Administrator. With respect to a particular spouse, such coverage will cease upon the earliest of (i) the date of death of the spouse, (ii) the date of the divorce of the spouse from the Participant, (iii) the Participant’s Benefit Commencement Date, (iv) the date upon which a cancellation of additional coverage in accordance with 6.3(a) becomes effective or (v) the date on which a waiver of coverage becomes effective. With respect to an Alternate Beneficiary, coverage will cease upon the earliest of (i) the date of death of the Alternate Beneficiary, (ii) the date on which the Participant revokes his/her election to provide survivor coverage to the Alternate Beneficiary, (iii) the date of marriage of the Participant which date is after the date the Participant named the Alternate Beneficiary and the Participant’s spouse has not waived coverage, (iv) the Participant’s Benefit Commencement Date or (v) the date upon which a cancellation of additional coverage in accordance with 6.3(a) becomes effective.

5.2(e) Cost of Additional Coverage—A Traditional Pension Plan Participant’s Gross Pension is permanently reduced to offset the cost of providing the additional coverage under 5.2(d). Such reduction is determined as set forth in 3.4(d). The reduction in the Participant’s Gross Pension to offset the cost of providing the additional Preretirement Survivor Annuity coverage will only reflect the period, if any, during which the additional coverage is effective.

5.2(f) Lump Sum Payment: Traditional Pension Plan—A Surviving Spouse or an Alternate Beneficiary entitled to a Preretirement Survivor Annuity may elect in writing to receive the Present Value of the Preretirement Survivor Annuity in a lump sum, if the following requirements are satisfied:

(i) The Participant’s death occurs prior to the month before the Participant’s 55th birthday; and

(ii) The Present Value of the Preretirement Survivor Annuity, computed as of the end of the month of the Participant’s death, exceeds $5,000. If the Present Value of the Preretirement Survivor Annuity computed as set forth in (ii) is an amount that does not exceed $5,000, a lump sum payment for such amount will be made to the Surviving Spouse or the Alternate Beneficiary in lieu of monthly installments.

5.3 Post-retirement Survivor Annuity: Traditional Pension Plan

5.3(a) Eligibility—If a Participant in the Traditional Pension Plan who is receiving monthly pension payments under the Plan dies on or after the Participant’s Benefit Commencement Date, the Surviving Spouse or the Alternate Beneficiary will be entitled to a Post-retirement Survivor Annuity unless coverage was waived. However, the Surviving Spouse or the Alternate Beneficiary of a Traditional Pension Plan Participant who received a lump sum payment is not entitled to a Post-retirement Survivor Annuity.

5.3(b) Value of Coverage—The Post-retirement Survivor Annuity is equal to 50% of the Participant’s monthly pension payments.

5.3(c) Duration of Coverage—Coverage under 5.3(b) commences as of the Participant’s Benefit Commencement Date. Coverage will cease upon the date of death of the Surviving Spouse or the Alternate Beneficiary.

5.3(d) Cost of Coverage—A Participant’s Gross Pension is permanently reduced to offset the cost of providing coverage under 5.3(b). Such reduction is determined as set forth in 3.4(d).

5.4 Post-retirement Survivor Annuities: Special Rules for the Traditional Pension Plan

5.4(a) Additional Coverage—A Participant in the Traditional Pension Plan may elect additional Post-retirement Survivor Annuity coverage for his/her Surviving Spouse or his/her Alternate Beneficiary. The 50% factor in 5.3(b) may, at the election of such Participant, be increased by a multiple of 5% to a total factor not to exceed 100%. The additional coverage commences as of the Participant’s Benefit Commencement Date. Such coverage will cease as set forth in 5.3(c).

5.4(b) Cost of Additional Coverage—A Participant’s Gross Pension is permanently reduced to offset the cost of providing the additional coverage under 5.4(a). Such reduction is determined as set forth in 3.4(d).

5.5 Form of Survivor Annuity Payments: Traditional Pension Plan—Except as provided in 5.2(f), all Survivor Annuity payments under the Traditional Pension Plan are paid in monthly installments.

5.6 Timing of Survivor Annuity Payments: Traditional Pension Plan

5.6(a) Commencement of Preretirement Survivor Annuity Payments – Preretirement Survivor Annuity payments in the Traditional Pension Plan shall commence as of the first day of the month designated by the Surviving Spouse in writing. The date designated may be no earlier than the later of (i) the first day of the month following the month of the Participant’s death or (ii) the first day of the month following the date the deceased Participant would have attained age 55, and may be no later than the later of (i) the Participant’s Normal Retirement Date, or (ii) the first day of the month following the month of the Participant’s death. The Preretirement Survivor Annuity payments in the Traditional Pension Plan to an Alternate Beneficiary shall be made as of the first day of the month following the Participant’s death.

5.6(b) Cessation of Survivor Annuity Payments—Survivor Annuity payments shall permanently cease upon the death of the Surviving Spouse or the Alternate Beneficiary, effective with the Survivor Annuity payment for the month following the month of the Surviving Spouse’s or the Alternate Beneficiary’s death.

5.7 Change in Survivor Annuity Recipient: Traditional Pension Plan—If subsequent to the date of the commencement of (i) pension payments that were reduced to offset the cost of providing Post-retirement Survivor Annuity coverage or (ii) Preretirement Survivor Annuity payments, a person (other than the individual taken into account in determining the amount of such payments) asserts a right to a Survivor Annuity, no Survivor Annuity payments will be made to such person until the Plan has been repaid the cumulative additional reduction, if any, in pension payments that should have been made to offset the cost of providing Survivor Annuity coverage or payments for such person.

5.8 Preretirement Survivor Benefit: PEP

5.8(a) Eligibility—If a Participant in PEP with a vested right to receive a pension dies before the Participant’s Benefit Commencement Date (i) the Surviving Spouse or (ii) the Alternate Beneficiary (for a Participant who is not married on his/her date of death or who is married, and who has the appropriate spousal waiver and who names an Alternate Beneficiary that does not predecease the Participant) will be entitled to a Preretirement Survivor Benefit.

A PEP Participant may name more than one Alternate Beneficiary for a Preretirement Survivor Benefit. If more than one Alternate Beneficiary is named, the Participant must designate the percentage of Preretirement Survivor Benefit attributable to each recipient by delivering an Appropriate Request to the Plan Administrator.

For a Participant who is not married and who either does not name an Alternate Beneficiary or names one or more Alternate Beneficiaries and such Alternate Beneficiary(ies) predeceases the Participant, the default beneficiary for the Preretirement Survivor Benefit will be the Participant’s beneficiary under the Company’s employee life insurance plan.

5.8(b) Value of Coverage—The Preretirement Survivor Benefit is equal to 100% of the deceased Participant’s Gross Pension. If a married PEP Participant dies and does not have a spousal waiver, the Surviving Spouse will receive a deferred annuity described in 3.3(g), unless the Surviving Spouse elects within 60 days of the Participant’s date of death to receive a lump sum described in 3.3(e) or an immediate annuity described in 3.3(f). The deferred annuity will begin as of the first day of the month designated in writing by the Surviving Spouse, which is after the date the Participant would have attained age 55 and not later than the Participant’s Normal Retirement Date. The immediate or deferred annuity will be calculated based on the Surviving Spouse’s age as of the date the annuity begins. If a PEP Participant who is not married or who is married and has a spousal waiver dies, the Alternate Beneficiary will receive a lump sum described in 3.3(e).

5.8(c) Duration of Coverage—Coverage under 5.8(b) commences as of the date that the Participant has a vested right to receive a pension.

With respect to a particular spouse of the Participant, coverage will cease upon the earliest of (i) the date of death of the spouse, (ii) the date of the divorce of the spouse from the Participant, (iii) the date on which a waiver of coverage becomes effective, or (iv) the Participant’s Benefit Commencement Date. With respect to an Alternate Beneficiary, coverage will cease upon the earliest of (i) the date of death of the Alternate Beneficiary, (ii) the date on which the Participant revokes his/her election to provide survivor coverage to the Alternate Beneficiary, (iii) the date of marriage of the Participant and his/her spouse, which date is after the date the Participant named the Alternate Beneficiary, or (iv) the Participant’s Benefit Commencement Date.

5.8(d) Cost of Coverage—A Participant’s PEP payments are not reduced to offset the cost of providing coverage under 5.8.

5.9 Post-retirement Survivor Benefit: PEP

5.9(a) Eligibility—If a Participant in PEP who is receiving monthly pension payments under the Plan dies on or after the Participant’s Benefit Commencement Date, (i) the Surviving Spouse will be entitled to a Post-retirement Survivor Benefit unless it is waived or (ii) any named Alternate Beneficiary (for a Participant who is not married, or who is married and who has the appropriate spousal waiver and who names an Alternate Beneficiary) will be entitled to a Post-retirement Survivor Benefit.

A PEP Participant may name only one Alternate Beneficiary for the Post-retirement Survivor Benefit. Only an individual may be named as an Alternate Beneficiary. If the Participant received a lump sum payment, then no Post-retirement Survivor Benefit is available.

5.9(b) Value of Coverage—The Post-retirement Survivor Benefit is equal to 50% of the Participant’s monthly pension payments.

5.9(c) Duration of Coverage—Coverage under 5.9(b) commences as of the Participant’s Benefit Commencement Date. Coverage will cease upon the date of death of the Surviving Spouse or the date of death of the Alternate Beneficiary, whichever is applicable.

5.9(d) Cost of Coverage—A Participant’s Gross Pension is permanently reduced to offset the cost of providing coverage under 5.9(b). Such reduction is determined as set forth in 3.4(d).

5.10 Post-retirement Survivor Benefit: Special Rules for PEP

5.10(a) Additional Coverage—A Participant in PEP may elect additional Post-retirement Survivor Benefit coverage for his/her Surviving Spouse or Alternate Beneficiary. The 50% factor in 5.9(b) may, at the election of such Participant, be increased by a multiple of 5% to a total factor not to exceed 100%. The additional coverage commences as of the Participant’s Benefit Commencement Date. Such coverage will cease as set forth in 5.9(c).

5.10(b) Cost of Additional Coverage—A Participant’s Gross Pension is permanently reduced to offset the cost of providing the additional coverage under 5.10(a). Such reduction is determined as set forth in 3.4(d).

5.11 Form of Survivor Benefit Payments: PEP—Except as provided in 5.12, Preretirement Survivor Benefit payments under PEP are payable in the form described in 5.8(b). Post-retirement Survivor Benefits under PEP are paid in monthly installments.

5.12 Automatic Cash-Out: PEP—If a Participant in PEP dies before his/her Benefit Commencement Date and the PEP Gross Pension lump sum amount described in 3.3(e) computed as of the end of the month of the Participant’s death does not exceed $5,000, then the Preretirement Survivor Benefit will be paid in a lump sum.

5.13 Timing of Survivor Benefit Payments: PEP

5.13(a) Commencement of Preretirement Survivor Benefit Payments—Preretirement Survivor Benefit payments to a Surviving Spouse shall commence as of the first day of the month designated in writing by the Surviving Spouse. The date so designated must be later than the month of the Participant’s death but not later than the later of (i) the Participant’s Normal Retirement Date, or (ii) the first day of the month following the month of the Participant’s death. The Preretirement Survivor Annuity payment in PEP to an Alternate Beneficiary shall be made as of the first day of the month following the Participant’s death.

5.13(b) Cessation of Survivor Benefit Payments—Preretirement Survivor Benefit payments and Post-retirement Survivor Benefit payments shall permanently cease upon the death of the Surviving Spouse or Alternate Beneficiary, effective with the Survivor Benefit payment for the month following the month of the Surviving Spouse’s or Alternate Beneficiary’s death.

5.14 Election Period Survivor Benefits—If an active Participant dies during the election period referenced in 1.2, then regardless of any election that the Participant may have already made, the Participant’s Surviving Spouse will have the option of electing the Preretirement Survivor Annuity under the Traditional Pension Plan or the Preretirement Survivor Benefit under PEP. The Surviving Spouse must make his/her choice by the later of (i) 60 days after the date the Plan Administrator notifies the Surviving Spouse of the option, or (ii) June 30, 2000. If an active Participant dies during the election period referenced in 1.2 and is not married, then the Alternate Beneficiary will receive the Preretirement Survivor Benefit under PEP. For the purposes of this 5.14, if the Participant is not married and did not name an Alternate Beneficiary then the default beneficiary will be the Participant’s beneficiary under the Company’s employee life insurance plan. If no beneficiary under the life insurance plan exists, then the default beneficiary will be the Participant’s estate.

ARTICLE VI—Procedures; Administration; Claims

6.1 Procedures: Commencement of Payments Under the Plan—Any payment required to be made under the Plan may, at the discretion of the Plan Administrator, be suspended until the name and address of the recipient and all information necessary to determine the amount payable (including, when applicable, but not limited to, the recipient’s age, proof of marital status and, if married, an Appropriate Request that includes the name, birth date and current address of the Participant’s spouse and which either rejects the 50% Post-retirement Survivor Annuity or Post-retirement Survivor Benefit or accepts such coverage and requests or declines additional coverage) has been received by the Plan Administrator. Generally the Appropriate Request must be executed by the Participant and spouse (or their guardian, attorney-in-fact, or other legal representative), under oath, before a notary public. The signature of a legal representative must be supported by a copy of the instrument effecting the appointment. However, for the purpose of the 50% spousal election for Post-retirement Survivor Annuity or Post-retirement Survivor Benefit, the Appropriate Request does not need to be notarized. Payments that were suspended will be made in a lump sum, without interest, as soon as possible after the Plan Administrator receives such information. The Plan Administrator may, in his/her sole discretion, require assurances in the form of an indemnity agreement or bond, prior to the commencement of any payments, if the accuracy of certain information has not been in his/her opinion conclusively established. To the extent payments have not been claimed during a three year period, all payments will be forfeited. However, if the recipient subsequently files a proper claim with the Plan Administrator for such amounts, and the claim is filed prior to the termination of the Plan, payments that were suspended will be made in a lump sum, without interest, as soon as possible after the Plan Administrator receives such claim.

6.1(a) Proof of Marital Status—The Plan Administrator may rely on a notarized written declaration made on an Appropriate Request that a Participant is presently unmarried unless (i) the Participant’s spouse is currently a designated beneficiary under any Employer-sponsored life insurance, or (ii) the Participant’s spouse is currently a dependent under any Employer-sponsored group health insurance. If (i) or (ii) above indicate that a spouse exists, the resulting presumption will be overcome if the notarized written declaration is supported by a copy of a death certificate or final decree of divorce or annulment which, in the Plan Administrator’s sole discretion, appears to have been properly issued. If an allegedly estranged spouse can’t be reached by certified mail, return receipt requested, at the last known address of the spouse, the Plan Administrator, in his/her sole discretion, may accept the Appropriate Request without the signature of the spouse (or the spouse’s legal representative).

6.2 Procedures: Written Explanation of Survivor Annuity Coverage—

6.2(a) Additional Preretirement Survivor Annuity Coverage—Within one year of the date the Participant in the Traditional Pension Plan becomes eligible for additional Preretirement Survivor Annuity coverage, the Plan Administrator shall furnish to the Participant a written explanation of (i) the terms and conditions of the additional Preretirement Survivor Annuity coverage, and (ii) the Participant’s right to elect or change or cancel an election of the additional Preretirement Survivor Annuity coverage.

6.2(b) Preretirement Survivor Benefit—The Plan Administrator shall furnish to the Participant in PEP a written explanation of (i) the terms and conditions of the Preretirement Survivor Benefit, (ii) the Participant’s right to designate the beneficiary of the Preretirement Survivor Benefit, (iii) the rights of the Participant’s spouse, and (iv) the right to change or revoke a beneficiary designation. The written explanation shall be provided to the Participant (A) as soon as practicable after the Participant begins to participate in PEP, (B) between January 1 of the year the Participant attains age 32 and December 31 of the year the Participant attains age 34, unless the date in (A) is subsequent to January 1 of the year the Participant attains age 32, (C) within one year after the Participant’s Severance From Service Date provided that (a) the Participant’s Severance From Service Date occurs before the Participant attains age 35, (b) the Participant is vested at his/her Severance From Service Date, (c) the Participant does not have a Benefit Commencement Date before the written explanation is provided, and (d) the written explanation was not otherwise provided within one year before the Participant’s Severance From Service Date, and (D) as soon as practicable after the Participant is rehired.

6.2 (c) Post-retirement Survivor Annuity or Post-retirement Survivor Benefit—(i) The Plan Administrator shall furnish to the Participant a written explanation of (A) the terms and conditions of the Post-retirement Survivor Annuity or Post-retirement Survivor Benefit, (B) the Participant’s right to make and the effect of an election to waive the Post-retirement Survivor Annuity or the Post-retirement Survivor Benefit, (C) the rights of the Participant’s spouse, and (D) the right to make, and the effect of, a withdrawal of a previous election to waive the Post-retirement Survivor Annuity or Post-retirement Survivor Benefit.

(ii) The written explanation shall be provided to the Participant no more than 180 and no less than 30 days before the Participant’s Benefit Commencement Date, subject to the following exception:

(A) The written explanation may be provided less than 30 days before the Benefit Commencement Date provided that the Participant is given a specified period of at least 30 days to make the election (and that other Plan requirements are satisfied); and

(B) A Participant may affirmatively elect, with the Participant’s Spouse’s consent, to waive the minimum 30-day election period. The waiver of the minimum 30-day period will be effective only if:

(I) the Participant and the Participant’s Spouse have been clearly informed of the right to have a minimum 30-day election period to consider whether to waive the Post-retirement Survivor Annuity or Post-retirement Survivor Benefit;

(II) the distribution begins at least 7 days after the date that the written explanation is provided; and

(III) the Participant is permitted to revoke an election, and the Spouse is permitted to revoke a consent, until the later of the Benefit Commencement Date or the expiration of the 7-day period that begins the day after the written explanation is provided.

6.3 Procedures: Election of Survivor Annuity Coverage—

6.3(a) Additional Preretirement Survivor Annuity Coverage—As described in 5.2(d), a Participant in the Traditional Pension Plan may elect to change or cancel an election of the additional Preretirement Survivor Annuity coverage on an Appropriate Request at any time between the date the Participant becomes eligible for the additional Preretirement Survivor Annuity coverage and the Participant’s Benefit Commencement Date. Such election, change or cancellation shall not require the consent of the Participant’s spouse.

6.3(b) Preretirement Survivor Benefit—A Participant in PEP may select his/her spouse, an individual or a trust to be his/her beneficiary of the Preretirement Survivor Benefit, and may change his/her selection, on an Appropriate Request, at any time before his/her Benefit Commencement Date. If the Participant selects a beneficiary other than his/her spouse, the selection shall be effective only if the Participant is not married on his/her date of death or the individual who is the spouse of the Participant on the Participant’s date of death has consented to the selection in writing and such consent was witnessed by a notary public. Notwithstanding the preceding sentence, if the Participant selects a beneficiary other than the Participant’s spouse and the Participant’s spouse consents to such election prior to January 1 of the year the Participant attains age 35, the designation and waiver shall become ineffective on such January 1, unless the Participant does not have a surviving spouse on the Participant’s date of death.

6.3(c) Post-retirement Survivor Annuity or Post-retirement Survivor Benefit—After the Plan Administrator provides the Participant with the written explanation in 6.2(c)(i) during the period in 6.2(c)(ii), a Participant in the Traditional Pension Plan may waive the Post-retirement Survivor Annuity or may elect additional Post-retirement Survivor Annuity coverage by an Appropriate Request. A Participant in the Traditional Pension Plan may revoke such waiver or election and make a new election until the

Participant’s Benefit Commencement Date (or, if later, the expiration of the 7-day period that begins after the written explanation is provided), without limit on the number of changes that may be made. After the Plan Administrator provides the Participant with the written explanation in 6.2(c)(i) during the period in 6.2(c)(ii), a Participant in PEP may waive the Post-retirement Survivor Benefit with the Participant’s spouse as beneficiary or may elect additional Post-retirement Survivor Benefit coverage with the Participant’s spouse as beneficiary, or may select a beneficiary other than the Participant’s spouse by an Appropriate Request. A Participant in PEP may revoke such waiver or election and make a new election until the latest of the Participant’s Benefit Commencement Date, the expiration of the 7-day period that begins after the written explanation is provided), and 60 days after the Participant’s Severance From Service Date (but not later than the date of distribution) without limit on the number of changes that may be made. If the Participant waives the Post-retirement Survivor Annuity or the Post-retirement Survivor Benefit with his/her spouse as beneficiary or selects a beneficiary other than his/her spouse for the Post-retirement Survivor Benefit, the waiver or selection shall be effective only if the Participant is not married on his/her Benefit Commencement Date or the Participant’s spouse on the Participant’s Benefit Commencement Date has consented to the waiver or selection in writing and such consent was witnessed by a notary public.

6.4 Plan Administration: The Administrative Committee

6.4(a) Generally—The Administrative Committee shall consist of members of senior management of the Company appointed from time to time by the Chief Executive Officer of the Company. The Chairman of the Committee shall be the Chief Human Resources Officer of the Company. A member of the Committee may resign by delivering his/her written resignation to the Chairman of the Committee. A written resignation shall become effective as of the date specified therein. No member of the Committee shall receive compensation from the Plan for his/her services as a member.

6.4(b) The Administrative Committee: Authority and Duties—The Administrative Committee has the authority to adjudicate claims appeals as set forth in Section 6.8, and to delegate, in writing, any part of its authority and duties to one or more designees.

6.5 Plan Administration: The Investment Committee

6.5(a) Generally—The Investment Committee shall consist of members of senior management of the Company appointed from time to time by the Chief Executive Officer of the Company. The Chairman of the Committee shall be the Chief Financial Officer of the Company. A member of the Committee may resign by delivering his/her written resignation to the Chairman of the Committee. A written resignation shall become effective as of the date specified therein. No member of the Committee shall receive compensation from the Plan for his/her services as a member.

6.5(b) Authority and Duties—The Investment Committee has the authority and responsibility, subject to the review and modification of the Board of Directors:

(i)	to develop and implement strategies for the custody and management of Plan assets in accordance with its investment policy statement,

(ii)	to engage in negotiations related to the custody or management of Plan assets,

(iii)	to exercise all rights reserved to the Company as party to a contract or trust instrument related to the custody or management of its assets,

(iv)	to delegate, in writing, any part of its authority and duties to one or more designees, and

(v)	to report annually to the Board of Directors.

6.6 Plan Administration: The Plan Administrator

6.6(a) Generally—The Plan will be administered by the Director – Benefits of the Company (or the successor to that function) as Plan Administrator, under the direct supervision of the Chief Human Resources Officer of the Company (or under the supervision of the officer succeeding to that function).

6.6(b) Authority and Duties—The Plan Administrator will establish policies and procedures necessary to efficiently operate the Plan. The Plan Administrator is responsible for the day to day operation of the Plan. The Plan Administrator will:

(i)	furnish when due all required information and reports to Participants and regulatory agencies, and

(ii)	receive all communications from Participants and regulatory agencies about the Plan and take appropriate action in response thereto. The Plan Administrator may, in writing, delegate any part of his/her authority and duties to one or more designees. The designee or the Plan Administrator may withdraw the designation in writing.

6.7 Plan Administration: Indemnification—The Plan Administrator (and his/her designees), the Board of Directors, Chairman of the Board of Directors, Vice Chairman of the Board of Directors, Administrative Committee and Investment Committee members, the –Chief Human Resources Officer (or the officer succeeding to that function) of the Company and all employees of the Employer whose duties involve Plan matters, shall be indemnified by the Company, or from the proceeds under insurance policies purchased by the Company, against any and all liabilities arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

6.8 Plan Administration: Claims

6.8(a) Denial of Claim—If after a Participant makes a written claim for benefits, such claim is denied in full or in part, the Plan Administrator shall, within 90 days after receipt of the claim, provide the Participant (at the Participant’s last address appearing on the records of the Plan) with written notice by mail, in language calculated to be understood by the Participant, of the denial of the claim stating (i) the specific reasons for the denial, (ii) the specific references to pertinent Plan provisions on which the denial is based, (iii) any additional material or information necessary for the Participant to resubmit the claim, including an explanation of why such material or information is necessary, and (iv) an explanation of the claims appeal procedure. If special circumstances require an extension of time to process the claim, within 90 days after receipt of the claim, the Plan Administrator shall provide the Participant with written notice by mail specifying the reasons for the need for an extension of time, and a date by which he/she expects to render a decision. In that event, the initial 90 day period for notice of denial shall be extended by an additional 90 days.

6.8(b) Appeal of Claim—If a Participant’s written claim has been denied or if the Participant has not received written notice of denial within the period prescribed by 6.8(a), he/she may file an appeal with the –Administrative Committee. The Participant or his/her duly authorized representative may request to review pertinent documents. The appeal must be submitted in writing within 60 days of the date the Participant receives or should have received notice of the denial. The appeal may be made by the Participant or his/her duly authorized representative. The appeal must state the reasons for the appeal and shall be accompanied by any evidence or documentation to support the Participant’s position. The –Administrative Committee shall review the Participant’s appeal promptly and shall advise the Participant of his/her decision in writing, in language calculated to be understood by the Participant, stating the specific reasons for his/her decision withspecific reference to pertinent Plan provisions on which the decision is based. This written decision shall be sent to the Participant (at his/her last address appearing on the records of the Plan) by mail no later than 60 days after receipt of the written appeal, unless special circumstances require an extension of time for processing the appeal, obtaining more information or conducting an investigation of the facts. In no event shall the written decision be sent to the Participant later than 120 days after receipt by the –Administrative Committee of the written appeal. The determination of the –Administrative Committee shall be final and binding on all parties and not subject to further appeal.

6.8(c) Exclusive Method—The procedure for review of claims outlined in this 6.8 is the exclusive method available for resolving claims under the Plan, notwithstanding the existence of other Employer procedures applicable to Employee grievances in other areas. No Participant or beneficiary is entitled to bring any action, whether at law or in equity against any Employer or their respective agents, officers, directors or employees, including the Administrative Committee, the Investment Committee, the Plan Administrator, his/her designees, or the –Chief Human Resources Officer of the Company (or any officer succeeding to that function) in connection with any right, privilege or benefit provided under this Plan unless and until, as a condition precedent, all the remedies provided under this Section 6.8 have been exhausted.

6.9 Direct Rollover of Eligible Rollover Distributions—This 6.9 applies to distributions made on or after January 1, 1993, or such other effective date as specified herein. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this 6.9; a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

For purposes of this 6.9, eligible rollover distribution means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

For purposes of this 6.9, eligible retirement plan means an individual retirement account described in Code Section 408(a), a Roth individual retirement account described in Code Section 408A(b) (subject to current Roth individual retirement account conversion rules), an individual retirement annuity described in Code Section 408(b), an individual retirement annuity described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee’s eligible rollover distribution. Eligible retirement plan shall also mean an eligible deferred compensation plan described in Code Section 457(b) that is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or an entity exempt from federal income tax, or an annuity contract described in Code section 403(b).

For purposes of this 6.9, a distributee means an Employee or Former Employee. In addition, a Surviving Spouse (or, effective for distributions made after December 31, 2009, a non-spouse beneficiary as described in Code Section 402(c)(11)) and the Employee’s or Former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

For purposes of this 6.9, a direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

ARTICLE VII—Plan Funding

7.1 Contributions—No contributions from any Participant shall be required or permitted under the Plan. The Employer shall make contributions in such amounts and at such times as determined by the Investment Committee in accordance with a funding method and policy to be established by the Investment Committee. Forfeitures arising under this Plan shall be applied to reduce the expenses of Plan administration, not to increase the benefits otherwise payable to Participants.

7.2 Payments to the Trustee—All contributions made by the Employer under this Plan shall be paid to the Trustee and shall become assets of the Trust.

ARTICLE VIII—Miscellaneous Provisions

8.1 Inalienability of Benefits: Generally—No benefit or interest available under the Plan will be subject to assignment, attachment, alienation, or other legal process, either voluntarily or involuntarily. Except as provided in 8.1(a), the preceding sentence will also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order. Except as provided in 8.1(b) and 8.7, payments required under the Plan will be made to and in the name of the person entitled to such payments under the terms of the Plan, or to and in the name of such person’s authorized representative. Payments to any financial institution to the credit of such person will constitute payments to and in the name of the person entitled to such payments under the terms of the Plan.

8.1(a) Qualified Domestic Relations Orders—The anti-alienation provisions of 8.1 do not apply to qualified domestic relations orders, as the term is defined in Code Section 414(p). The Plan Administrator has established and will maintain written procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. To the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the spouse or Surviving Spouse for all purposes under the Plan.

A qualified domestic relations order will not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan.

Notwithstanding the preceding paragraph, if provided under a qualified domestic relations order, an alternate payee as described in Code Section 414(p) may receive his/her entire interest under the order as a lump sum payment as soon as administratively possible after a domestic relation order is qualified by the Plan Administrator. Such lump sum payment will be limited to (i) in the case of a Participant in the Traditional Pension Plan, the Present Value of the Participant’s Gross Pension under 3.3(a), calculated as of the date as of which the lump sum is paid, and (ii) in the case of a Participant in PEP, the PEP Gross Pension lump sum under 3.3(e), calculated as of the date as of which the lump sum is paid. Unless unambiguously stated otherwise in the qualified domestic relations order, such lump sum will equal a percentage or portion (as specified in the order) of the amount described in (i) or (ii) above.

A Participant’s Gross Pension (payable at the time and in the form such Gross Pension is actually paid to the Participant or, if the Participant dies before his/her Benefit Commencement Date, payable at the time and in the form the Preretirement Survivor Annuity or Preretirement Survivor Benefit is actually paid to the Surviving Spouse or Alternate Beneficiary) will be reduced by the benefits provided to an alternate payee described in Code Section 414(p)(8) under a qualified domestic relations order. Such Gross Pension will be reduced as follows:

(i)

If the alternate payee receives a lump sum payment, the Gross Pension will be reduced by accumulating such lump sum payment with the Annual Interest Rate from the date as of which the lump sum is paid to the Participant’s (or the Surviving Spouse’s or Alternate Beneficiary’s) Benefit Commencement Date, and converting such accumulated amount to the form of payment paid to the Participant (or Surviving Spouse or Alternate Beneficiary) using the Annual Interest Rate and the mortality table described in Code Section 417(e)(3). The Annual Interest Rate in

the preceding sentence will be (1) on and after January 1, 2008, the rate of interest specified under Code Section 417(e) as amended by the Pension Protection Act of 2006 and clarified by Revenue Ruling 2007-67 and (2) prior to January 1, 2008, the annual rate of interest on 30-year Treasury securities, in each case for the November of the Plan Year immediately preceding the Plan Year in which the lump sum payment is made to the alternate payee. For distributions with a Benefit Commencement Date on or after January 1, 2003 and prior to January 1, 2008, the mortality table shall be as prescribed in Revenue Ruling 2001-62 and for distributions with a Benefit Commencement Date on or after January 1, 2008, the mortality table shall be as prescribed in Revenue Ruling 2007-67.

(ii)	If the alternate payee receives monthly annuity payments and the Participant also receives monthly annuity payments, the alternate payee’s monthly annuity payments have a Benefit Commencement Date that is on or after the Participant’s Benefit Commencement Date, the alternate payee’s monthly annuity payments are payable until a date that is no later than the Participant’s date of death, and the alternate payee’s monthly annuity payments are no greater than the monthly payment the Participant would receive if the qualified domestic relations order did not exist, the Participant’s monthly annuity payments will be reduced by the dollar amount of the monthly annuity payments provided to the alternate payee.

(iii)	If the alternate payee receives monthly annuity payments and the conditions in (ii) are not satisfied, the Gross Pension will be reduced by accumulating the Present Value of the alternate payee’s monthly annuity payments (with such Present Value being determined as of the date such annuity payments begin to be paid to the alternate payee) with the Annual Interest Rate from the date as of which such Present Value is determined to the Participant’s (or Surviving Spouse’s or Alternate Beneficiary’s) Benefit Commencement Date, and converting such accumulated amount to the form of payment paid to the Participant (or Surviving Spouse or Alternate Beneficiary) using the Annual Interest Rate and the mortality table described in Code Section 417(e)(3). The Annual Interest Rate in the preceding sentence will be (1) on and after January 1, 2008, the rate of interest specified under Code Section 417(e)(3) as amended by the Pension Protection Act of 2006 and clarified by Revenue Ruling 2007-67 and (2) prior to January 1, 2008, the annual rate of interest on 30-year Treasury securities, in each case, for the November of the Plan Year immediately preceding the Plan Year in which the Present Value is determined. For distributions with a Benefit Commencement Date on or after January 1, 2003 and prior to January 1, 2008, the mortality table shall be as prescribed in Revenue Ruling 2001-62 and for distributions with a Benefit Commencement Date on or after January 1, 2008, the mortality table shall be as prescribed in Revenue Ruling 2007-67.

8.1(b) Miscellaneous Exceptions—The anti-alienation provisions of 8.1 do not apply to certain voluntary and revocable assignments or alienations or other arrangements permitted under the Code and ERISA, including under Code Section 401(a)(13) and the applicable Treasury regulations.

8.2 Exclusive Benefit: Generally—Except as provided in 8.2(a), all contributions made by any Employer to any insurance company or Trustee for the purpose of funding the Plan are irrevocable and shall not revert to the Employer. Prior to the satisfaction of all liabilities under the Plan, such contributions, as well as the corpus and income of the Trust, shall not be diverted to or used for purposes other than the exclusive benefit of Participants and their beneficiaries and defraying reasonable expenses of Plan administration, including expenses of service providers who support plan administrative or fiduciary functions.

8.2(a) Exceptions—Any contribution made by an Employer by mistake of fact shall be returned to the Employer provided the return is made within one year after the payment of such contribution to the insurance company or Trustee, and provided further that earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable to the excess contribution must reduce the amount returned.

Any contribution made by an Employer shall be returned to the Employer to the extent the deduction of such contribution is disallowed under Code Section 404, provided the return is made within one year after the disallowance of the deduction by the Internal Revenue Service. For purposes of this provision, all contributions made by an Employer to the Plan are expressly conditioned upon their deductibility under Code Section 404, and any nondeductible contributions must be returned to the Employer.

Any excess assets shall be returned to the Employer upon the Plan’s termination, but only after satisfaction of all Plan liabilities to Participants and their beneficiaries.

8.3 No Right to Employment—Nothing contained in the Plan shall be construed as a contract of employment between an Employer and any Employee, or as a right of any Employee to continue in the employment of an Employer or as a limitation of the right of an Employer to discharge an Employee with or without cause.

8.4 Controlling Law—The Plan and its administration shall be governed by the laws of the State of Maryland except to the extent preempted by Federal law.

8.5 Number—Words used in the singular are intended to include the plural, whenever appropriate.

8.6 Titles and Headings—Titles of Articles and headings to Sections in the Plan are placed herein solely for convenience of reference and, in any case of conflict, the text of the Plan, rather than such titles and headings, shall control.

8.7 Payment of Benefits to Incompetents—If the Plan Administrator determines that any participant, spouse or beneficiary is unable to care for his affairs because of minority, illness, infirmity, accident or any other reason, any distributions due may be made at the direction of the Plan Administrator to the guardian, conservator, legal representative, spouse, child, parent or other blood relative or to any person deemed by the Plan Administrator to have incurred expenses for such participant, spouse, or beneficiary entitled to distributions under the Plan. Such distribution shall, to the extent thereof, be a complete discharge of all liabilities of the Plan, the Employer, the Plan Administrator, the Trustee and the Trust.

ARTICLE IX—Amendment, Termination, Mergers or Consolidations

9.1 Amendment—In the event of the amendment of the Plan as permitted under Article VI, such amendment shall not cause the elimination or reduction of any Plan benefit as prohibited under the provisions of Code Section 411(d)(6).

Unless an amendment or Plan provision specifically provides otherwise, no Plan amendment will have a retroactive or prospective effect on the rights of former Employees whose active employment with the Employer terminated prior to the effective date of the amendment.

9.1(a) Amendment Authority of the Board of Directors—The Board of Directors reserves the right, at their exclusive discretion:

(i)	to discontinue or terminate, merge or consolidate the Plan, in whole or in part,

(ii)	to determine whether, and to what extent, employees of subsidiaries of the Company will be eligible to participate in the Plan,

(iii)	to amend the Plan, in whole or in part, on advice of counsel, and except as otherwise provided herein, the Board of Directors may delegate the right to amend the Plan with respect to certain matters, and

(iv)	to delegate to special committees or subcommittees the power to exercise the rights otherwise reserved to the Board of Directors in this Section 9.1(a).

9.1(b) Amendment Authority of the Chairman of the Board of Directors—The Chairman of the Board of Directors has the right, subject to the review and modification of the Board of Directors:

(i)	to amend the Plan, from time to time, as shall be necessary or advisable in the interpretation, administration or operation thereof or as required by law, on the advice of counsel.

(ii)	to exercise all rights and authority related to the operation of the Plan that are not expressly reserved to the Board of Directors or otherwise delegated by the Board of Directors,

(iii)	to appoint the members of the Investment and Administrative Committees, as set forth in Sections 6.4 and 6.5, and

(iii)	to delegate, in writing, any part of his/her authority to one or more designees.

9.1(c) Amendment Authority of the Executive Group—Effective July 23, 2010 the Executve Group may approve amendments to the Plan that have less than a $10 million impact on the Plan’s accumulated benefit obligation per amendment.

9.1(d) Amendment Authority of the Chief Human Resources Officer—The Chief Human Resources Officer may make any amendment to the Plan that does not increase the annual liabilities of the Plan materially, or as required by law, upon the advice of counsel.

9.1(e) Amendment Authority of the Plan Administrator—The Plan Administrator may make any amendment to the Plan as required by law, upon the advice of counsel.

9.1(f) Report to the Board—At least annually, the Company’s Chief Executive Officer shall report all amendments made pursuant to the authorities set forth in Sections 9.1(b) and (c) to the Board of Directors.

9.2 Termination—In the event of the termination or partial termination of the Plan, the rights of all affected Participants entitled to benefits accrued to the date of such termination or partial termination (to the extent funded as of such date) shall be nonforfeitable. A Participant whose benefits were forfeited, in accordance with 4.5, prior to the date of termination or partial termination, shall not be entitled to nonforfeitable benefits as a result of the preceding sentence. In the event of the termination of the Plan, the benefit of any highly compensated employee (and any former highly compensated employee) as those terms are defined in Code Section 414(q) and the related regulations, is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

9.3 Merger or Consolidation—In the event of a merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other plan, each Participant will receive a benefit immediately after such merger, consolidation, or transfer (computed as if the Plan had then terminated) which is equal to or greater than the benefit the Participant was entitled to immediately before such merger, consolidation, or transfer (computed as if the Plan had then terminated) to the extent required under Section 414(l) of the Code.

9.4 Spin Offs To and From the CENG Plan—This 9.4 is effective as of the CENG Effective Date. In any case where assets and liabilities are spun off from or to this Plan, each Participant (whether or not vested) will be entitled to an accrued benefit immediately after such spin off or transfer (computed as if this Plan or the transferee plan, as applicable, had then terminated) that satisfies the requirements of 9.3; provided that such accrued benefit will be payable from the applicable plan if and only if all applicable requirements for payment under the applicable plan are satisfied including, without limitation, applicable vesting requirements. Under no circumstances shall any individual be entitled to duplicate benefits under this Plan and the CENG Plan (or any other qualified defined benefit pension plan sponsored by the Company, CENG or any of their subsidiaries or affiliates).

9.4(a) Introduction—Effective as of the CENG Effective Date, ÉLECTRICITÉ DE FRANCE INTERNATIONAL, SA and its affiliates acquired 49.99 of the membership interests of CENG from the Company; CENG and certain of its affiliates ceased to be Employers or otherwise participate in the Plan; and CENG established and adopted the CENG Plan for the benefit of its employees and certain former Participants in this Plan. As of the CENG Effective Date, the CENG Plan and its related trust received a spin off of assets and liabilities with respect to each employee, former employee, and surviving spouse of a former employee of CENG (or any affiliate or subsidiary thereof the employees of which participated in this Plan prior to the CENG Effective Date) who, immediately prior to the CENG Effective Date, was either (1) an active Participant under this Plan, (2) an inactive Participant or Disabled Participant under this Plan who was entitled to a benefit under this Plan immediately prior to the CENG Effective Date and who was an Employee of an Employer immediately prior to his or her Severance From Service Date or (3) a Surviving Spouse of an individual who would have been described in (1) or (2) had he or she not died prior to the CENG Effective Date. No individual described in the previous sentence shall be entitled to a benefit under or continued

participation in the Plan after the CENG Effective Date (except to the extent such individual’s benefit is subsequently spun off from the CENG Plan back to this Plan pursuant to 9.4(b) or to the extent such individual is entitled to participate and earn only future benefits under this Plan because he or she is rehired by the Company (or any subsidiary or affiliate thereof the employees of which then participate in the Plan in accordance with the designation of the Board of Directors as reflected in Appendix G) under circumstances where his or her benefit is not spun off from the CENG Plan to this Plan pursuant to this 9.4).

9.4(b) Direct Transfers from CENG—This Plan and the associated Trust will receive a spin off of assets and liabilities from the CENG Plan with respect to each eligible Full-Time Employee of the Company or those designated subsidiaries and affiliates of the Company reflected in Appendix G whose employment is transferred by CENG directly from CENG (or any affiliate or subsidiary thereof the employees of which participate in the CENG Plan) to an Employer after the CENG Effective Date and this Plan and the associated Trust will spin off assets and liabilities to the CENG Plan and its trust with respect to each Former Employee whose employment is transferred by the Company directly from the Company (or a designated subsidiary or affiliate of the Company reflected in Appendix G) to CENG (or any affiliate or subsidiary thereof the employees of which participate in the Prior Plan) after the CENG Effective Date. No Employee or Former Employee of the Employer shall be entitled to a benefit or continued participation in the Plan (or CENG Plan, as the case may be) after the date the assets and liabilities with respect to such employee’s benefit are spun off from this Plan and its Trust to the CENG Plan and its trust (or from the CENG Plan and its trust to the Plan and its Trust, as the case may be, and in all cases except to the extent such employee’s benefit is subsequently spun back to the other plan pursuant to this paragraph). Under no circumstances shall any individual transferred pursuant to this paragraph be entitled to benefits under this Plan and the CENG Plan (or any other qualified defined benefit pension plan sponsored by the Company, CENG or any of their subsidiaries or affiliates).

9.4(c) Automatic PEP Participation—Except as provided in the next sentence, each Transferred Participant shall become a Participant in the PEP on the date he/she becomes a Full-Time Employee pursuant to the transfer of employment described in 9.4(b). Notwithstanding the foregoing, each Transferred Participant that was a participant in the Traditional Pension Plan immediately prior to the CENG Effective Date and subsequently remained a participant in the corresponding component of the CENG Plan continuously from the CENG Effective Date until the Participant’s Transfer Date shall become a Participant in the Traditional Pension Plan on the date he/she becomes a Full-Time Employee pursuant to the transfer of employment described in 9.4(b).

9.4(d) Minimum Benefit—

(i)	Traditional Pension Plan—Notwithstanding anything in the Plan to the contrary, the Gross Pension payable to a Transferred Participant in the Traditional Pension Plan under 3.3(a), 3.3(b), 3.3(c), or 3.3(d) shall not be less than the Gross Pension payable to such Participant at the applicable retirement date under the CENG Plan determined immediately prior to such Participant’s Transfer Date. For a Transferred Participant in the Traditional Pension Plan, any applicable actuarial adjustment under 3.2(b) shall include periods of active employment recognized as such for purposes of the corresponding actuarial adjustment under the CENG Plan prior to the Transfer Date.

(ii)	PEP—Notwithstanding anything in the Plan to the contrary: (a) the Gross Pension payable to a Transferred Participant in the PEP under 3.3(f) or 3.3(g) shall not be less than the Gross Pension or single life annuity payable to such Participant at the Benefit Commencement Date determined under the applicable CENG Plan formula based on the plan provisions, factors and all components of such formula as in effect immediately prior to the Participant’s Transfer Date including, for a PEP formula, the Participant’s Total Pension Credits and Final Average Annual Pay determined under the applicable CENG Plan as of such date and the provisions of the applicable CENG Plan (including, as applicable, the Annuity Factor and Deferred Annuity Factor) as in effect on such date, and (b) the Gross Pension payable to a Transferred Participant in the PEP under 3.3(e) shall not be less than the Present Value of the deferred annuity payable as of the Participant’s Normal Retirement Date under the applicable CENG Plan formula, where such annuity shall be determined immediately prior to the Participant’s Transfer Date based on the plan provisions, factors and all components of such formula as in effect immediately prior to the Participant’s Transfer Date including, for a PEP formula, the Participant’s Total Pension Credits and Final Average Annual Pay determined under the applicable CENG Plan formula and the other provisions of the applicable CENG Plan as in effect on such date.

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IN WITNESS WHEREOF, this restatement and the appendices attached thereto, effective January 31, 2012, were duly executed on this              day of January, 2012.

Mary Lauria
Chief Human Resources Officer

APPENDIX A

DEFINITIONS

A-1 “Adjusted Employment Commencement Date” means, with respect to an Employee who terminates employment with the Employer and is subsequently reemployed, the date that is determined by subtracting the period of Credited Service and/or Vesting Service that is restored upon reemployment from the date on which the Employee accumulated one hour of service (i.e., each hour for which an Employee is directly or indirectly paid or entitled to payment by an Employer for the performance of duties) after reemployment.

A-2 “Administrative Committee” means the committee appointed by the Chief Executive Officer of the Company as set forth in 6.4.

A-3 “Alternate Beneficiary” means an individual person(s) and/or trust(s) who is entitled to receive distributions under this Plan upon or after the death of a PEP Participant or Traditional Plan Participant.

A-4 “Annual Interest Rate” means (1) on and after January 1, 2008, the rate of interest specified under Code Section 417(e)(3) as amended by the Pension Protection Act of 2006 and clarified by Revenue Ruling 2007-67 and (2) prior to January 1, 2008, the annual rate of interest on 30-year Treasury securities, in each case, for the November of the Plan Year immediately preceding the Plan Year in which the first day of the month following the Participant’s Severance From Service Date occurs. Effective January 1, 2008, if the Plan is terminated, for purposes of converting a lump sum benefit to an annuity or converting an annuity to a lump sum, the Annual Interest Rate shall be equal to the average of the rates of interest used under this A-4 during the 5-year period ending on the termination date.

A-5 “Annuity Factor” means the factor which is used to convert a PEP Gross Pension lump sum to an annuity. The factor is based on a Participant’s age at the Benefit Commencement Date, the mortality table described in Code Section 417(e)(3), and the Annual Interest Rate. For distributions with a Benefit Commencement Date on or after January 1, 2003 and prior to January 1, 2008, the mortality table used for purposes of satisfying the requirement of Code Section 417(e)(3) is the table prescribed in Revenue Ruling 2001-62 and for distributions with a Benefit Commencement Date on or after January 1, 2008, the mortality table used for purposes of satisfying the requirements of Code Section 417(e)(3) is the table prescribed in Revenue Ruling 2007-67. Notwithstanding the foregoing, the following increase is made to the Annual Interest Rate in determining the Annuity Factor: if (i) the Participant is eligible for Early Retirement under 2.2 on his/her Severance From Service Date or (ii) the Participant becomes a Disabled Participant on or after January 1, 1994, the Participant completes at least ten years of Credited Service prior to the date the Participant first benefits under the Disability Plan, and the Participant ceases to be a Disabled Participant on or after age 55 and prior to age 65.

Age at Benefit Commencement Date	Increase in Annual Interest Rate
50 to 62	+1.0%
63	+0.6%
64	+0.3%
65 or older	+0.0%

If the Surviving Spouse of a Participant in PEP chooses to receive an annuity under 5.8, the Surviving Spouse’s age as of the date the annuity begins shall be used in place of the Participant’s age at the Benefit Commencement Date to determine the Annuity Factor and the increase in the Annual Interest Rate in determining the Annuity Factor described in the preceding sentence is not applicable.

A-6 “Applicable Interest Rate” means, as set forth in Code Section 417(e)(3)(B), the interest rate which would be used (as of the effective date of the distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

A-7 “Appropriate Request” means a written request by a Participant delivered to the Plan Administrator or his/her designated representative.

A-8 “Average Annual Pay” means for a PEP Participant the average, as described in the next sentence, of the following forms of eligible pay: (i) the base rate of pay of an Employee (before any reductions, and excluding (a) overtime, (b) bonuses and incentives other than certain license bonuses set forth in Appendix I, Part 1 and (c) other forms of extra compensation) plus (ii) bonuses and/or incentives set forth in Appendix I, Part 2, paid by the Employer to an Employee, plus (iii) any military differential wage payments (as defined in Section 3401(h)(2) of the Code). The average is calculated by computing the above amounts paid during the 60-month period (in five consecutive 12 month increments) ending on the last day of the month which includes the Severance From Service Date (the date as of which benefits begin under the Disability Plan in the case of a Disabled Participant) including the base rate of pay described in (i) which the Employee would have been paid for the month which includes the Severance From Service Date if he/she had worked to the end of such month to the last 12 month increment, and then taking the average of the three 12-month periods during which the highest amounts were paid. The base salary of an Employee on unpaid leave of absence shall be considered paid for purposes of calculating Average Annual Pay. For purposes of (i), only license bonuses set forth in Appendix I, Part 1 will be included in the computation of Average Annual Pay. For purposes of (ii), only bonuses and/or incentives that are set forth in Appendix I, Part 2 will be included in the computation of Average Annual Pay. The eligible pay of each Participant for each 12-month increment shall not exceed the limitations set forth in Appendix B, Section B-3. To determine Average Annual Pay for a Transferred Participant, amounts described in (i) and (ii) of this section shall include amounts paid by CENG or other Employer under the applicable CENG Plan, but only to the extent that such amounts (x) would be included for purposes of calculating the Transferred Participant’s Average Annual Pay under the applicable CEG PEP Plan if such amounts had been paid by an Employer under this Plan, and (y) were paid during the 60-month period (in five consecutive 12-month increments) ending on the last day of the month that includes the Transferred Participant’s Severance From Service Date described above. For a Transferred Participant, depending on the Participant’s Severance From Service Date, the Participant’s Transfer Date may be within the 60-month period described in A-8 or such period may be entirely after the Participant’s Transfer Date.

A-9 “Average Pay” means for a Traditional Pension Plan Participant (i) the base rate of pay of an Employee (before any reductions, and excluding (a) overtime, (b) bonuses and incentives other than certain license bonuses set forth in Appendix I, Part 1 and (c) other forms of extra compensation), for the most current 730 days of active employment (but ending on the date as of which benefits begin under the Disability Plan in the case of a Disabled Participant) excluding any February 29ths, divided by 24, plus (ii) certain bonuses and/or incentives set forth in Appendix I, Part 2 paid by the Employer to an Employee during the same period described in (i), but including any February 29ths, divided by 24, plus (iii) any military differential wage payments (as defined in Section 3401(h)(2) of the Code). The base salary of an Employee on unpaid leave of absence shall be considered paid for purposes of calculating Average Pay. For purposes of (i), only license bonuses set forth in Appendix I, Part 1 will be included in the computation of Average Pay. For purposes of (ii), only bonuses and/or incentives set forth in Appendix I, Part 2 will be included in the computation of Average Pay. The eligible pay of each Participant for the most current 12-month period of active employment and for the immediately preceding 12-month period shall not exceed the limitations set forth in Appendix B, Section B-3. To determine Average Pay for a Transferred Participant, amounts described in (i) and (ii) shall include amounts paid by CENG or other Employer under the CENG Traditional Plan, but only to the extent that such amounts (x) would be included for purposes of calculating the Transferred Participant’s Average Pay under the CEG Traditional Plan if such amounts had been paid by an Employer under this Plan, and (y) were paid during the most current 730 days of active employment described above. For a Transferred Participant, depending on the Participant’s Severance From Service Date, the Participant’s Transfer Date may be within the 730 day period described in A-9 or such period may be entirely after the Participant’s Transfer Date.

A-10 “Benefit Commencement Date” means the date as of which the Participant’s benefits, if any, under the Plan commence.

A-11 “Board of Directors” means the Board of Directors of the Company.

A-11a “CENG” means Constellation Energy Nuclear Group, LLC, and its successors and assigns.

A-11b “CENG Effective Date” means November 6, 2009.

A-11c “CENG Plan” means the applicable plan sponsored by CENG under which a Transferred Participant participated immediately prior to his or her Transfer Date, which plan is either (a) the Pension Plan of Constellation Energy Nuclear Group, LLC, which has two parts known as the “CENG Traditional Plan” and the “CEG PEP Plan,” (b) Appendix Ginna of the Pension Plan of Constellation Energy Nuclear Group, LLC or (c) the Nine Mile Point Pension Plan, each of which is intended to be a defined benefit pension plan qualified under Section 401(a) of the Code and its related trust is intended to be tax-exempt under Section 501(a) of the Code. A-12 “Code” means the Internal Revenue Code of 1986, as amended or replaced from time to time.

A-13 “Company” means Constellation Energy Group, Inc., and its successors and assigns.

A-14 “Credited Service” means the period that is taken into account to determine a Participant’s Gross Pension: (i) during a Participant’s employment with the Employer while classified as a Full-Time Employee (other than a leased employee described in Code Section 414(n) or a co-op, work study or summer employee), or (ii) while a Disabled Participant if such Participant has at least ten years of Credited Service prior to the date as of which the Participant first receives benefits under the Disability

Plan, and becomes a Disabled Participant on or after January 1, 1994. Credited Service is computed as described in 4.3. A Transferred Participant’s Credited Service shall include Credited Service under the applicable CENG Plan as determined immediately prior to the Transfer Date. Credited Service shall exclude any periods of military service as described in Section 4.4, unless otherwise required by applicable law.

A-15 “Deferred Annuity Factor” means 1.04h where h equals the number of years and fractions of a year between the Participant’s Severance From Service Date and Benefit Commencement Date. If the Participant works less than a full month,, then full credit will be given for the entire month.

A-16 “Disability Plan” means the Constellation Energy Group, Inc. Long-Term Disability Plan, the Constellation Energy Group, Inc. Disability Insurance Plan, or any successor plan.

A-17 “Disabled Participant” means a Participant who is disabled as that term is defined in the Disability Plan and who is receiving benefits under the Disability Plan. Participants who became Disabled Participants prior to January 1, 1994 are subject to the provisions at Appendix C, Section C-10.

A-18 “Disability Retirement” means a type of retirement available to a Disabled Participant (i) who became a Disabled Participant on or after January 1, 1994, (ii) who is a Participant in the Traditional Pension Plan, (iii) who has at least ten years of Credited Service prior to the date as of which the Participant first receives benefits under the Disability Plan, and (iv) who is at least age 50 (but not yet age 65) when he/she ceases benefiting under the Disability Plan because he/she is determined to be no longer disabled under the terms of such plan.

A-19 “Early Retirement” means a type of retirement available to a Participant who, on his/her Severance From Service Date is at least age 55, and has at least ten years of Credited Service.

A-20 “Early Retirement Adjustment Factor” means, for a Participant in the Traditional Pension Plan with a Benefit Commencement Date that is on or after the date that the Participant attains age 55, or for a Disabled Participant who is age 50 or older, 100 percent less 1/4 of one percent for each month that the Participant is less than age 65 on the Participant’s Benefit Commencement Date. Notwithstanding anything to the contrary, the Early Retirement Adjustment Factor for a Participant in the Traditional Pension Plan who has completed at least 35 years of Credited Service as of his/her Severance From Service Date is 100 percent less 1/4 of one percent for each month that the Participant is less than age 62 on the Participant’s Benefit Commencement Date. For purposes of these calculations, the month of the Participant’s 62nd or 65th birthdays, as appropriate, is excluded.

A-21 “Employee” means any person who is employed by the Employer, but excludes any person who is in the sole judgment of the Employer an independent contractor. Employee shall include leased employees within the meaning of Code Section 414(n)(2), which, effective for Plan Years beginning on or after January 1, 1997, includes any person (other than an Employee of an Employer) who pursuant to an agreement between an Employer and any other person has performed services for an Employer on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of an Employer, unless the leased employees are covered by a plan described in Code Section 414(n)(5) and such leased employees do not constitute more than 20% of the Employer’s nonhighly compensated work force described in Code Section 414(n)(5)(C)(ii).

An Employee may be a Full-Time Employee or an On-Call Employee. A Full-Time Employee is any Employee employed on an ongoing and regular basis who has a basic workweek generally consisting of 40 hours, although Employees who work a Part-Time Schedule with a basic workweek of less than 40 hours are also considered to be Full-Time Employees. On-Call Employees constitute a reasonable classification of Employees who do not have a basic workweek, but rather work on an irregular, “on call” basis and do not participate in any “time off” or related benefit plans and are compensated only for those hours actually worked.

A-22 “Employer” means the Company and any successor which shall maintain this Plan, and any subsidiaries or other affiliates required to be aggregated with the Company under Code Section 414(b), (c), (m) or (o).

A-23 “Employment Commencement Date” means, with respect to an Employee who is not described in “Adjusted Employment Commencement Date,” the date on which an Employee first performs an hour of service ( i.e., each hour for which an Employee is directly or indirectly paid or entitled to payment by an Employer for the performance of duties) for the Employer.

A-24 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

A-24a “Executive Group” means the Company’s Chief Executive Officer, Chief Financial Officer, General Counsel and Chief Human Resources Officer, collectively.

A-25 “Final Average Annual Pay” means for a Participant in PEP, the Average Annual Pay computed as of the Participant’s Severance From Service Date.

A-26 “Final Average Pay” means for a Participant in the Traditional Pension Plan, the Average Pay computed as of the Participant’s Severance From Service Date. A-27 “Former Employee” means an individual who was formerly an Employee, but who has ceased employment with the Employer.

A-28 “Full-Time Employee” see the definition of “Employee.”

A-29 “Gross Pension” means the monthly benefit or the lump sum benefit computed under a pension formula, before any adjustments.

A-30 “Investment Committee” means the committee appointed by the Chief Executive Officer of the Company as set forth in 6.5.

A-31 “Normal Retirement” means a type of retirement available to a Participant who, on the day preceding his/her Normal Retirement Date, is actively employed or a Disabled Participant and has at least five years of Credited Service.

A-32 “Normal Retirement Date” means the first day of the first month after the later of (i) the date of the Participant’s 65th birthday or (ii) the date which is the fifth anniversary of the Participant’s Employment Commencement Date (or, if applicable, the Adjusted Employment Commencement Date).

A-33 “Normal Retirement Service Percentage” means (i) 1/12 of 1-1/2 percent for each of a Traditional Pension Plan Participant’s first 240 months of Credited Service, plus (ii) 1/12 of 1-1/3 percent for each of the next 180 months of Credited Service.

A-34 “On-Call Employee” —see the definition of “Employee.”

A-34a “Part-Time Schedule” means a job that is scheduled for fewer than either eight hours per base tour or five base tours per payroll week on a regular and ongoing basis. It is intended that this definition conform to the usage of the term part-time in the Company’s Employee Handbook.

A-35 “Participant” means any Employee or Former Employee who is entitled to benefits under the Plan.

A-36 “Pension Equity Plan or ‘PEP’” means the Plan in effect as of January 1, 2000, for those who become Participants pursuant to 1.1 and those Participants who choose it pursuant to 1.2. For a Transferred Participant, “Pension Equity Plan” or “PEP” also means the Plan in effect for those who become Participants pursuant to 9.4(c) who did not become participants in the Traditional Pension Plan pursuant to 9.4(c).

A-37 “Plan” means the Pension Plan of Constellation Energy Group, Inc., which includes the both the Pension Equity Plan and the Traditional Pension Plan.

A-38 “Plan Administrator” means the Director—Benefits of the Company (or the successor to that function).

A-39 “Plan Year” means the Plan’s accounting year of 12 months beginning on January 1 of each year and ending the following December 31.

A-40 “Post-retirement Survivor Annuity” means a Survivor Annuity paid when a Participant with vested benefits under the Traditional Pension Plan dies on or after the Participant’s Benefit Commencement Date.

A-41 “Post-retirement Survivor Benefit” means a survivor benefit paid when a Participant with vested benefits under PEP dies on or after the Participant’s Benefit Commencement Date.

A-42 “Preretirement Survivor Annuity” means a Survivor Annuity paid when a Participant with vested benefits under the Traditional Pension Plan dies before the Participant’s Benefit Commencement Date.

A-43 “Preretirement Survivor Benefit” means a survivor benefit paid when a Participant with vested benefits under PEP dies before the Participant’s Benefit Commencement Date.

A-44 “Present Value” means, as set forth in Code Section 417(e)(3), an amount calculated by using the UP-1984 Mortality Table and (i) by using an interest rate equal to the Applicable Interest Rate if such Present Value is not in excess of $25,000, and (ii) by using an interest rate equal to 120 percent of the Applicable Interest Rate if such Present Value exceeds $25,000 (as determined under (i)). In no event shall the Present Value determined under (ii) be less than $25,000.Notwithstanding the preceding, for payments made as of a date on or after January 1, 2000, “Present Value” means an amount calculated using the interest rate described below and the mortality table described in Code Section 417(e)(3). Prior to January 1, 2008, the interest rate shall be the lesser of (i) the annual interest rate on 30-year Treasury securities for November of the Plan Year immediately preceding the Plan Year that contains the date as of which the payment is made, and (ii) for payments made as of a date on or after January 1, 2000 and before January 1, 2001, the annual interest rate on 30-year Treasury securities for the first full calendar month preceding the date as of which the payment is made. On and after

January 1, 2008, the interest rate shall be rate of interest specified under Code Section 417(e)(3) as amended by the Pension Protection Act of 2006 and clarified by Revenue Ruling 2007-67. Effective January 1, 2008, if the Plan is terminated, for purposes of converting a lump sum benefit to an annuity or converting an annuity to a lump sum, the interest rate described above shall be equal to the average of the rates of interest used under this A-44 during the 5-year period ending on the termination date.

In calculating the “Present Value” of a benefit payable to a Participant, the benefit shall be treated as commencing as of the later of the Participant’s Normal Retirement Date and the Benefit Commencement Date. In calculating the “Present Value” of a benefit payable to the Surviving Spouse of a Participant in the Traditional Pension Plan, the benefit shall be treated as commencing as of the first day of the month following the Participant’s 55th birthday.

For distributions with a Benefit Commencement Date on or after January 1, 2003 and prior to January 1, 2008, the mortality table used for purposes of satisfying the requirements of Code Section 417(e)(3) is the table prescribed in Revenue Ruling 2001-62. For distributions with a Benefit Commencement Date on or after January 1, 2008, the mortality table used for purposes of satisfying the requirements of Code Section 417(e)(3) is the table prescribed in Revenue Ruling 2007-67.

A-44a “Section 415(c) Compensation” means all amounts required to be reported under Code Sections 6041, 6051, and 6052 (wages, tips, and other compensation as reported on Form W-2). This includes wages, within the meaning of Code Section 3401(a), and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3), and 6052. In addition, an Employee’s compensation includes any elective deferrals (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in gross income of the Employee by reason of Code Sections 125 or 132(f)(4). An Employee’s compensation shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

To the extent applicable, Section 415(c) Compensation shall not include amounts in excess of the statutory dollar limitation under Code Section 401(a)(17), as described in Section B-3. Section 415 Compensation includes any differential wage payments (as defined in Section 3401(h)(2) of the Code).

A-45 “Severance From Service Date” means the date on which a Participant ends active employment with the Employer for purposes of the Plan. A Participant ends active employment on the earliest of the date that the Participant quits, retires, is discharged, dies, or the first anniversary of the first date of a period in which the Employee remains absent from service with the Employer for any reason other than quit, retirement, discharge or death.

A-46 Deleted.

A-47 “Surviving Spouse” means, with respect to a Preretirement Survivor Annuity or the Preretirement Survivor Benefit, the person married to a Participant on the Participant’s date of death. Surviving Spouse means, with respect to a Post-retirement Survivor Annuity or the Post-retirement Survivor Benefit, the person married to a Participant on the Participant’s Benefit Commencement Date.

A-48 “Survivor Annuity” means a monthly benefit payable to the Surviving Spouse or Alternate Beneficiary for the life of the Surviving Spouse or Alternate Beneficiary.

A-49 “Total Pension Credits” means the pension credits provided to a Participant in PEP. A Participant’s pension credits shall equal the sum of (i) 0.05 times the Credited Service earned in each Plan Year prior to the Plan Year in which the Participant reaches age 40, (ii) 0.10 times the Credited Service earned in each Plan Year after the Plan Year in which the Participant reaches age 39 and before the Plan Year in which the Participant reaches age 50, and (iii) 0.15 times the Credited Service earned in each Plan Year after the Participant reaches age 49.

A-50 “Traditional Pension Plan” means the Plan in effect as of January 1, 2000, for those Participants who choose it pursuant to Section 1.2, which is the enhancement to the Plan in effect prior to that date.

A-50a “Transfer Date” means the effective date of the spin off of a Transferred Participant’s benefit from the applicable CENG Plan and merger into this Plan pursuant to 9.4(b).

A-50b “Transferred Participant” means each (a) Full-Time Employee of the Company or those designated subsidiaries and affiliates of the Company reflected in Appendix G with respect to whom assets and liabilities are spun off from the applicable CENG Plan and its related trust and merged into this Plan and its Trust pursuant to 9.4(b) of this Plan.

A-51 “Treasury” means the Federal Treasury Department.

A-52 “Trust” means the trust established for the purpose of holding and managing Plan assets.

A-53 “Trustee” means Citibank, N.A. or any successor Trustee appointed by the Board of Directors.

A-54 “Vesting Service” means the period of a Participant’s employment with the Employer that is taken into account to determine whether a Participant has a vested right to receive a pension. Vesting Service is computed as described in 4.4. A Transferred Participant’s Vesting Service shall include Vesting Service under the applicable CENG Plan as determined immediately prior to the Transfer Date.

APPENDIX B

LIMITATIONS

B-1 Maximum Pension Payment: Code Limits—

(a) Notwithstanding any other provision in the Plan to the contrary, the limitations, adjustments and other requirements prescribed in this B-1 shall at all times be administered in a manner which will result in compliance with the provisions of Code Section 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

(b) For limitation years beginning on or after July 1, 2007, in addition to other limitations set forth in the Plan and notwithstanding any other provisions of the Plan, the “Annual Benefit” otherwise payable to a Participant under the Plan shall not exceed the “Maximum Permissible Benefit” (as defined below). If the benefit the Participant would otherwise accrue in a limitation year would produce an Annual Benefit in excess of the Maximum Permissible Benefit, the benefit shall be limited (or the rate of accrual reduced) to a benefit that does not exceed the Maximum Permissible Benefit. If the Participant is, or ever has been, a participant in another qualified defined benefit plan (without regard to whether the plan has been terminated) maintained by the Employer or its predecessor (within the meaning of Section 1.415(f)-1(c) of the Treasury Regulations), the sum of the Participant’s annual benefit from all such plans may not exceed the Maximum Permissible Benefit. The Annual Benefit of a Participant may be increased as the Maximum Permissible Benefit is adjusted in accordance with Code Section 415(d), but only prior to the commencement of pension payments.

(c) For purposes of this B-1 for limitation years beginning on or after July 1, 2007, the “Annual Benefit” means the Gross Pension payable annually under the terms of the Plan in the form of a straight life annuity (exclusive of any benefit not required to be considered for purposes of applying the limitations of Section 415 of the Code). Where the Gross Pension is payable other than a straight life annuity, the benefit shall be adjusted (pursuant to B-1(g)) to an actuarially equivalent straight life annuity that begins at the same time as such other form of benefit and is payable on the first day of each month before applying the limitations of this B-1. The determination of the Annual Benefit shall take into account benefits transferred from another defined benefit plan, other than transfers of distributable benefits pursuant to Section 1.411(d)-4, Q&A-3(c) of the Treasury Regulations, but shall disregard benefits, if any, attributable to employee contributions or rollover contributions.

(d) For limitation years beginning on or after July 1, 2007 for purposes of this B-1, “Maximum Permissible Amount” means the lesser of (i) or (ii) below:

(i) $180,000, adjusted under Section 415(d) of the Code effective January 1 of each year and payable in the form of a straight life annuity. This limitation as adjusted under Section 415(d) of the Code will apply to limitation years ending with or within the calendar year for which the adjustment applies.

(ii) 100% of the Participant’s high three-year compensation, or, if the Participant does not have three consecutive years of service, 100% of the Participant’s average compensation over the longest consecutive period of service (including fractions of years, but not less than one year), payable in the form of a straight life annuity. In the case of a Participant who is rehired by the Employer after a severance from employment, the Participant’s high three-year average compensation shall be calculated excluding all years for which the Participant performs no services for and receives no compensation from the Employer and by treating the years immediately preceding and following the break as consecutive.

(iii) Notwithstanding anything in this section to the contrary, the benefit otherwise accrued or payable to the Participant under the Plan shall be deemed not to exceed the Maximum Permissible Benefit if the retirement benefits payable for a limitation year under any form of benefit with respect to such Participant under this Plan and all other defined benefit plans (without regard to whether a plan as been terminated) ever maintained by the Employer do not exceed $10,000 multiplied by a fraction, the numerator of which is the Participant’s number of years (or part thereof, but not less than one year) of service (not to exceed 10) with the Employer, and the denominator of which is 10; and the Employer (or predecessor employer) has not at any time maintained a defined contribution plan in which the Participant participated.

(e) For limitation years beginning on or after July 1, 2007 for purposes of this B-1, “compensation” means Section 415(c) Compensation. In addition, for purposes of this B-1 for limitation years beginning on or after July 1, 2007, compensation shall also include amounts paid by the later of 2 1/2 months after a Participant’s severance from employment with the Employer or the end of the limitation year that includes the date of such severance from employment if the payment is regular compensation for services (within the meaning of Section 1.415(c)-2(e)(3)(ii) of the Treasury Regulations), commissions, bonuses or other similar payments paid after the Participant’s severance from employment (but by the later of 2 1/2 months after such severance from employment or the end of the limitation year that includes the date of such severance from employment) that would have been paid to the Participant absent such severance from employment had the Participant continued in employment with the Employer.

Any payments not described above shall not be considered compensation for purposes of this B-1 for limitation years beginning on or after July 1, 2007 if paid after severance from employment, even if paid by the later of 2 1/2 months after the date of severance from employment or the end of the limitation year that includes the date of such severance from employment, except:

(i) payments to an individual who does not currently perform services for the employer by reason of qualified military service (within the meaning of Code Section 414(u)(1)) to the extent these payments do not exceed amounts the individual would have received if the individual would had continued to perform services for the Employer rather than entering qualified military service; or

(ii) compensation paid to a Participant who is permanently and totally disabled, as defined in Code Section 22(e)(3), provided that salary continuation applies to all Participants who are permanently and totally disabled for a fixed or determinable period, or the Participant was not a highly compensated employee immediately before becoming disabled.

Back pay, within the meaning of Section 1.415(c)-2(g)(8) of the Treasury Regulations, shall be treated as compensation for the limitation year to which the back pay relates to the extent that back pay represents wages and compensation that would otherwise be included as “compensation” as defined herein.

(f) For purposes of complying with Code Section 415, a limitation year means the calendar year.

(g) Adjustments to Annual Benefit and Limitations

(i) For purposes of applying the limits of Code Section 415 and this B-1, for limitation years beginning on or after July 1, 2007, a benefit that is payable in any form other than a straight life annuity and that is not subject to Section 417(e)(3) of the Code must be adjusted to an actuarially equivalent straight life annuity that equals the greater of the annual amount of the straight life annuity (if any) payable under the Plan at the same annuity starting date, and the annual amount of a straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit computed using an interest rate of 5% and the applicable mortality table for that annuity starting date.

(ii) For Plan benefits subject to Section 417(e)(3) of the Code, the actuarially equivalent straight life annuity for annuity starting dates beginning after 2005 is equal to the greatest of (i) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; (ii) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5.5 % interest rate assumption and the applicable mortality table; and (iii) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the applicable interest rate and applicable mortality table, divided by 1.05.

(iii) For Plan benefits subject to Section 417(e)(3) of the Code with an annuity starting date in a Plan Year beginning in 2004 or 2005, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount: (i) the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and (ii) a 5.5 % interest rate assumption and the applicable mortality table.

(iv) For limitation years beginning on or after July 1, 2007, if the benefit of a Participant begins prior to age 62, the defined benefit dollar limitation (described in B-1(d)(i) above, adjusted as applicable) applicable to the Participant at such earlier age is limited to the lesser of (1) the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the defined benefit dollar limitation (as adjusted under B-1(g)(vi) for years of participation less than 10, if required), with actuarial equivalence computed using a 5% interest rate assumption and the applicable mortality table and expressing the Participant’s age based on completed calendar months as of the annuity starting date or (2) the product of the defined benefit dollar limitation (as adjusted under B-1(g)(vi) for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity at the Participant’s annuity starting date to the annual amount of the immediately commencing straight life annuity at age 62, both determined without applying the limitations of Code Section 415.

(v) For limitation years beginning on or after July 1, 2007, if the benefit of a Participant begins after the Participant attains age 65, the defined benefit dollar limitation (described in B-1(d)(i) above, adjusted as applicable) is the lesser of (1) the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the defined benefit dollar limitation (as adjusted under B-1(g)(vi) for years of participation less than 10, if required), with actuarial equivalence computed using a 5% interest rate assumption and the applicable mortality table for that annuity starting date (and expressing the Participant’s age based on completed calendar months as of the annuity starting date) or (2) the defined benefit dollar limitation (as adjusted under B-1(g)(vi) for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date to the annual amount of the adjusted immediately commencing straight life annuity under the Plan at age 65, both determined without applying the limitations of Code Section 415. For this purpose, the adjusted immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing straight life annuity under the Plan at age 65 is the annual amount of such annuity that would be payable under the Plan to a hypothetical Participant who is age 65 and has the same accrued benefit as the Participant.

(vi) If the Participant has less than 10 years of participation in the Plan, the defined benefit dollar limitation (described in B-1(d)(i) above, adjusted as applicable) shall be multiplied by a fraction, the numerator of which is the number of years (or part thereof, but not less than one year) of participation in the Plan, and the denominator of which is 10. If the Participant has less than 10 years of service, the defined benefit compensation limit (described in B-1(d)(ii) above) shall be multiplied by a fraction, the numerator of which is the number of years (or part thereof, but not less than one year) of service with the employer, and the denominator of which is 10.

(vii) In applying the limitations in Code Section 415(b), the Code Section 415(b)(2)(E) changes made by the Uruguay Round Agreements Act (GATT) and Small Business Job Protection Act of 1996 shall be effective as of January 1, 2000. For this purpose, the time for determining the applicable interest rate under Code Section 417(e)(3) shall be the November of the Plan Year immediately preceding the Plan Year that contains the Benefit Commencement Date. For distributions with a Benefit Commencement Date on or after January 1, 2003, the applicable mortality table used for purposes of adjusting any benefit or limitation under Code Sections 415(b)(2)(B), (C), or (D) is the table prescribed in Revenue Ruling 2001-62. For limitation years beginning on or after July 1, 2007, the applicable interest rate shall be the first, second, and third segment rates described in Code Section 417(e)(3)(C), for the November of the Plan Year immediately preceding the Plan Year that contains the Benefit Commencement Date and the applicable mortality table shall be the mortality table, as modified by the Secretary of Treasury, described in Section 417(e)(3)(B) of the Code that applies as of the Benefit Commencement Date.

(h) All members of a controlled group of corporations (as defined in Code Section 414(b), commonly controlled trades or businesses (as defined in Code Section 414(c)), or affiliated service groups (as defined in Code Section 414(m)) that include the Employer, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o) shall be considered as a single employer for purposes of applying the limitations described in Section 415 of the Code and this B-1.

(i) If (i) a Participant is also benefiting under another defined benefit plan sponsored by the Employer or its predecessor, and (ii) reductions in either the amount of the Participant’s annual benefit under the Plan or the amount of the Participant’s annual benefit under such other plan (or both) are necessary to comply with Code Section 415, a reduction in the Participant’s annual benefit under the Plan shall be made to the extent necessary to comply with Code Section 415, prior to any reduction in the Participant’s annual benefit any other plan(s).

(j) The application of the provisions of this B-1 shall not cause the Maximum Permissible Benefit for any Participant to be less than the Participant’s accrued benefit as of the end of the last limitation year beginning before July 1, 2007 under the provisions of the Plan that were adopted and in effect before April 5, 2007.

B-2 Maximum Pension Payment: Treasury Regulation Limits—Notwithstanding any other provision in the Plan to the contrary, pension payments to the top 25 highly compensated employees and former highly compensated employees, as those terms are defined in Code Section 414(q) and the related regulations, with the greatest compensation (as that term is defined in Code Section 414(s) and the related regulations) in the current Plan Year and any prior Plan Year, shall be restricted as required under Section 1.401(a)(4)-5(b)(3) of the Treasury regulations, unless the exception set forth in such section applies.

B-3 Compensation Limitation Under Code Section 401(a)(17)—In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 (hereinafter referred to in this Section B-4 as “OBRA ‘93”) annual compensation limit. The OBRA ‘93 annual compensation limit is $150,000, as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (hereinafter referred to as “Determination Period”) beginning in such calendar year.

For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA ‘93 annual compensation limit set forth in this provision.

If compensation for any prior Determination Period is taken into account in determining an Employee’s benefits accruing in the current Plan Year, the compensation for that prior Determination Period is subject to the OBRA ‘93 annual compensation limit in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA ‘93 annual compensation limit is $150,000.

Unless otherwise provided under the Plan, each Code Section 401(a)(17) employee’s accrued benefit under this Plan will be the greater of the accrued benefit determined for such Employee under 1 or 2 below:

1. The Employee’s accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee’s total years of service taken into account under the Plan for the purposes of benefit accruals, or

2. the sum of:

(a) the Employee’s accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury regulations; and

(b) the Employee’s accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee’s years of service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

For purposes of making the calculation in 2. above, the following rules shall apply:

1. An Employee’s accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994 shall be determined after limiting Average Pay to $228,860 for 1992 and $235,840 for 1993;

2. An Employee’s accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994 shall be determined by assuming the Employee is eligible for the early retirement benefits and the early retirement reductions for which the Employee is eligible at the Employee’s Severance From Service Date;

3. An Employee’s accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994 shall be determined based on the project and prorate method (i.e., the projected Gross Pension on December 31, 1993 assuming employment until Normal Retirement Date times Credited Service as of December 31, 1993, divided by projected Credited Service at Normal Retirement Date) if the Employee is not eligible for Early Retirement on December 31, 1993. If such an Employee is eligible for Early Retirement on the Employee’s Severance From Service Date, the Employee’s accrued benefit as applied to the Employee’s years of service credited to the Employee for Plan Years beginning on or after January 1, 1994 shall be calculated by subtracting the December 31, 1993 benefit, calculated using the $150,000 compensation limit (reflecting cost-of-living increases in the $150,000 compensation limit) from the benefit at the Employee’s Severance From Service Date based on all service;

4. An Employee who participates in the PEP may receive a lump-sum payment of the Employee’s accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994 based on the assumptions in the Plan used to convert an immediate lump sum to a deferred annuity beginning at the Employee’s Normal Retirement Date; and

5. The Employee’s accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994 for an Employee who participates in the PEP is converted to a lump sum based on the assumptions used to determine the Present Value of an accrued benefit or the assumptions that are used to convert a lump-sum benefit under the PEP to a life annuity beginning at the Employee’s Normal Retirement Date, whichever results in the larger lump sum.

A Code Section 401(a)(17) employee means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeds $150,000.

Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 2002, the annual compensation of each Employee taken into account under the Plan shall not exceed $200,000, as adjusted for cost of living increases in accordance with Code section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the Determination Period beginning in such calendar year. For purposes of determining benefit accruals in a Plan Year beginning on or after January 1, 2002, the annual compensation taken into account in any Plan Year preceding the Plan Year beginning on January 1, 2002 shall be limited to $200,000.

APPENDIX C

TRANSITION AND HISTORICAL PROVISIONS

C-1 Normal Retirement Service Percentage—Notwithstanding any other provision in the Plan to the contrary, each Participant who (i) was an active Employee of the Employer on December 31, 1975, (ii) continuously accrues Credited Service from such date through the Participant’s Normal Retirement Date, and (iii) has accumulated Credited Service on the day prior to the Participant’s Normal Retirement Date equal to at least 15 years but less than 20 years, has a Normal Retirement Service Percentage of 30%, adjusted for Part-Time Schedule as provided in 3.4(b) if applicable. This C-1 will not be effective after December 31, 1995.

C-2 Part-Time Schedule Adjustment—Notwithstanding any other provision in the Plan to the contrary, each Participant who (i) was an active Employee of the Employer on December 31, 1975, (ii) continuously accrues Credited Service from such date through the date the Participant quits, retires, is discharged, becomes disabled, or dies, and (iii) could receive a larger Gross Pension if the Part-Time Schedule adjustment provisions of the Plan in effect on December 31, 1975 were currently applicable, will be entitled to such larger Gross Pension.

C-3 Former Susquehanna Transmission Company Employees—Notwithstanding any other provision in the Plan to the contrary, service with the Susquehanna Transmission Company by an Employee who became employed by the Employer because of Baltimore Gas and Electric Company’s acquisition of such company, will count as Credited Service and Vesting Service, to the same extent and subject to the same limitations as if such service had been rendered for the Employer. The Gross Pension of any Participant affected by this provision who quits, retires, is discharged, becomes disabled or dies with a vested right to a benefit under the Plan, and who is entitled to an annuity under another arrangement by virtue of such Participant’s previous employment with the Susquehanna Transmission Company, will be reduced by the amount of such annuity.

C-4 Voluntary Retirement—Early Receipt of Pension Payments—Notwithstanding any other provisions of the Plan, a Participant who retired under the Voluntary Retirement provisions that were in effect prior to July 1, 1986, may elect to begin receipt of his/her monthly pension payments prior to the Participant’s Normal Retirement Date, subject to the adjustment under the early receipt provisions in 3.4(c). Such pension payments shall commence as of the first day of the month designated in writing by the Participant. The month so designated must be a month (i) later than the month during which the Plan Administrator receives the Participant’s written election, and (ii) before the Participant’s Normal Retirement Date.

C-5 Preretirement Survivor Annuity Coverage For Certain Participants—The provisions of this C-5, and not 5.1 or 5.2, shall apply to a Participant who quit or was discharged from employment with the Employer after September 1, 1974 and before January 1, 1985. If such Participant (i) terminated employment with a vested right to receive a pension payment equal to the Participant’s Gross Pension (as computed under the terms of the Plan on the date the Participant terminated active employment), (ii) dies prior to the Participant’s Benefit Commencement Date, (iii) was not eligible to elect Preretirement Survivor Annuity coverage while an active Employee, and (iv) makes the election in the following paragraph, then the Surviving Spouse of such Participant will receive a Preretirement Survivor Annuity equal to 50% of such pension (actuarially reduced if necessary to account for the age of the Surviving Spouse and for payment prior to the Participant’s Normal Retirement Date).

The Participant’s election for the 50% Preretirement Survivor Annuity coverage must be made prior to the Participant’s Benefit Commencement Date. The coverage commences on the first day of the month following receipt of the Participant’s election by the Plan Administrator. Such coverage automatically ceases as set forth in 5.1(c). The Participant may cancel the coverage, without the consent of the Participant’s spouse, by delivering an Appropriate Request to the Plan Administrator prior to the Participant’s Benefit Commencement Date. Such cancellation is effective as of the first day of the month following receipt by the Plan Administrator of the Appropriate Request. Cancellation is automatic if the Participant’s spouse dies prior to the effective date of the coverage. A Participant’s pension payments are not reduced for the cost of coverage.

C-6 Post-retirement Survivor Annuity Coverage for Certain Participants—The provisions of this C-6, and not 5.3 or 5.4, shall apply to a Participant who quit or was discharged from employment with the Employer after September 1, 1974 and prior to January 1, 1976. If such Participant (i) terminates employment with a vested right to receive a pension payment equal to the Participant’s Gross Pension (as computed under the terms of the Plan on the date the Participant terminated active employment), (ii) dies on or before the Participant’s Benefit Commencement Date, and (iii) makes the election in the following paragraph, then the Surviving Spouse of such Participant will receive a Post-retirement Survivor Annuity equal to 50% of such pension (actuarially reduced if necessary to account for the age of the Surviving Spouse and for payment prior to the Participant’s Normal Retirement Date).

The Participant’s election for the 50% Post-retirement Survivor Annuity must be made prior to the Participant’s Benefit Commencement Date. The Participant may revoke an election, without the consent of the Participant’s spouse, by delivering an Appropriate Request to the Plan Administrator prior to the Participant’s Benefit Commencement Date. Cancellation is automatic if the Participant’s spouse dies prior to the effective date of the coverage. The coverage commences on the Participant’s Benefit Commencement Date. Such coverage automatically ceases upon the date of death of the spouse. A Participant’s pension payments are reduced to offset the cost of coverage.

Within 90 days prior to such Participant’s Benefit Commencement Date, the Plan Administrator will mail to the Participant’s last known address (i) written explanation of the terms and conditions of the Post-retirement Survivor Annuity and (ii) an estimate of the relative values of the various optional forms of benefit under the Plan if the fact of marriage and the age of the spouse are known to the Plan Administrator. In the case of a Participant whose Benefit Commencement Date is before or after the Participant’s Normal Retirement Date, the Plan Administrator shall mail the written explanation to the Participant by the later of (i) 90 days prior to the Participant’s Benefit Commencement Date, or (ii) 7 days after the Plan Administrator is notified of the Participant’s intention to retire.

C-7 Participants Who Terminated Employment Before 1989—A Participant who terminated employment prior to January 1, 1989 without a vested right to the Participant’s Gross Pension, and who is subsequently reemployed by the Employer, will be subject to the service forfeiture, restoration and vesting provisions currently under this Plan, retroactive to the Employee’s original Employment Commencement Date. If retroactive application of these provisions results in a vested right to the Participant’s Gross Pension prior to the date of the Participant’s termination of employment, Credited Service taken into account to determine such vesting, and Credited Service subsequently accumulated through the date of termination of employment, shall be restored.

A Participant who terminated employment prior to January 1, 1989 with a vested right to the Participant’s Gross Pension, and who is subsequently reemployed by the Employer, will be subject to the forfeiture, restoration and vesting provisions currently under this Plan, retroactive to the Employee’s original Employment Commencement Date. If retroactive application of these provisions results in a larger amount of potentially restorable Credited Service than the amount of Credited Service actually accumulated prior to the date of the Participant’s termination of employment, the larger amount of Credited Service will be restored.

C-8 Voluntary Special Early Retirement Program—Notwithstanding any other provision in the Plan or any Appendix to the contrary, each Participant who under the terms of the Plan is eligible to commence Early Retirement, and who voluntarily elects to commence Early Retirement on or after February 1, 1992 and on or before April 1, 1992, shall be entitled to an enhanced benefit, subject to the Employer’s right to limit benefits to the extent necessary to satisfy tax law limitations. The Employer also reserves the right to delay the Early Retirement commencement date of eligible Participants until no later than April 1, 1992, if operating condition requirements warrant such a delay. For purposes of this C-8, the enhanced benefit is determined based on the calculation of the

Gross Pension of a Participant entitled to Early Retirement as set forth under 3.3(b), except that the Early Retirement Adjustment Factor shall be computed as follows:

The Early Retirement Adjustment Factor for Participants with a Benefit Commencement Date that is on or after the date that the Participant attains age 60, is 100 percent. For all other Participants, the Early Retirement Adjustment Factor is 100 percent less 1/4 of 1 percent for each month that the Participant is less than age 60 on the Participant’s Benefit Commencement Date. For purposes of this calculation, the month of the Participant’s 60th birthday is excluded.

The amount of pension payments for Participants entitled to an enhanced benefit under this C-8 is computed taking into account all other adjustments required under the terms of the Plan in the computation of pension payments. A Participant who commences Early Retirement under this C-8, and who is subsequently reemployed by the Employer, will be entitled to benefits under the Plan based on the provisions in effect at the time that the Participant subsequently retires.

C-9 Voluntary Special Early Retirement Program—Notwithstanding any other provision in the Plan or any Appendix to the contrary, certain Participants who meet the conditions set forth in the next sentence are eligible for Early Retirement if, as of February 1, 1994 they satisfy the requirements of 2.2 after substituting age 50 for age 55 and 15 years of Credited Service for 20 years of Credited Service. The conditions such Participants must meet are as follows: (1) the Participant makes an election between October 15, 1993 and December 15, 1993 to voluntarily commence Early Retirement on February 1, 1994, and such election shall be irrevocable effective December 15, 1993, and (2) the Participant does not elect to participate in the Baltimore Gas and Electric Company Voluntary Severance Plan. Participants who satisfy the requirements and conditions set forth in the two preceding sentences shall be entitled to an enhanced benefit, subject to the Employer’s right to limit benefits to the extent necessary to satisfy tax law limitations.

For purposes of this C-9, the enhanced benefit for eligible Participants is determined based on the calculation of the Gross Pension of a Participant entitled to Early Retirement as set forth under 3.3(b), except that the Early Retirement Adjustment Factor shall be computed as follows:

The Early Retirement Adjustment Factor for Participants with a Benefit Commencement Date that is on or after the date that the Participant attains age 60, is 100 percent. For Participants with a Benefit Commencement Date that is on or after the date that the Participant attains age 55 but before the date that the Participant attains age 60, the Early Retirement Adjustment Factor is 100 percent less 1/4 of 1 percent for each month that the Participant is less than age 60 on the Participant’s Benefit Commencement Date. For all other Participants, the Early Retirement Adjustment Factor is 100 percent less the percentage equal to (i) 15 percent plus (ii) 1/2 of 1 percent for each month that the Participant is less than age 55 on the Participant’s Benefit Commencement Date. For purposes of this calculation, the month of the Participant’s 55th and 60th birthdays is excluded.

In addition, the enhanced benefit for eligible Participants who have not attained age 62 as of February 1, 1994 will include an additional monthly payment from the Plan. The amount of the payment shall be equal to one-half of the Participant’s estimated monthly age 62 Social Security benefits computed assuming no earnings after 1993. The amount of such estimated age 62 Social Security benefits shall be provided to Baltimore Gas and Electric Company by the Social Security Administration and shall be final and not subject to challenge. The payments shall cease effective when the Participant is first eligible to receive reduced old-age insurance benefits under title II of the Social Security Act. The payments shall not be subject to the Post-retirement Survivor Annuity provisions of Article V and shall not be subject to the pension payment adjustment provisions of 3.4(e). Notwithstanding the foregoing provisions of this paragraph, if a Participant who is otherwise entitled to a monthly payment under this paragraph fails to submit to the Employer by December 15, 1993, a completed and signed Social Security Administration Request for Earnings and Benefit Estimate Statement, then the amount of such payment shall be $200.

Except as otherwise provided in the preceding paragraph, the amount of pension payments for Participants entitled to an enhanced benefit under this C-9 is computed taking into account all other adjustments required under the terms of the Plan in the computation of pension payments. A Participant who commences Early Retirement under this C-9, and who is subsequently reemployed by the Employer, will be entitled to benefits under the Plan based on the provisions in effect at the time that the Participant subsequently retires.

C-10 Pre-1994 Disability Retirement—This Appendix C-10 applies to Participants who became a Disabled Participant prior to January 1, 1994. Benefits under the Plan for Participants who became Disabled Participants on or after January 1, 1994 are determined in accordance with the provisions of the Plan except this Appendix C-10. All defined terms used in this C-10 that are not separately defined in this C-10 have the meaning set forth in Appendix A.

Types of Retirement:

Disabled Participants—A Disabled Participant who is eligible for Early Retirement on or before his/her Severance From Service Date, may elect Early Retirement if certain requirements are satisfied. To be eligible to elect Early Retirement, such Disabled Participant must retire either (i) during the period that is within one year following both classification as a Disabled Participant and a reduction in the amount of benefits payable to the Disabled Participant under the Disability Plan due to that plan’s offset provisions, or (ii) following termination of the Disability Plan and the failure of the Company to establish a successor plan or policy to provide similar benefits.

Disability Retirement: Generally—A Disabled Participant who is at least age 65 and who, prior to his/her Severance From Service Date, has at least ten years of Credited Service, is eligible for Disability Retirement.

Effective Date—Disability Retirement is effective on the first day of the first month after the Participant reaches age 65.

Early Disability Retirement—A Disabled Participant who, (i) prior to his/her Severance From Service Date, has at least 20 years of Credited Service, and (ii) is at least age 55 but has not yet reached age 65 when he/she is determined to be no longer disabled under the terms of the Disability Plan, is eligible for Early Disability Retirement.

Effective Date—Early Disability Retirement is effective on the first day of the month of retirement designated in writing by the Participant, which is on or after the date that the Participant becomes eligible for Early Disability Retirement, and on or before the Participant’s Normal Retirement Date. Such written designation must be received by the Plan Administrator before the beginning of the designated month.

Pension Payments

Disability Retirement—The Gross Pension of a Participant entitled to Disability Retirement is calculated as follows:

Gross Pension =	Disability	X	Final
	Retirement Service		Average
	Percentage		Pay

Early Disability Retirement—The Gross Pension of a Participant entitled to Early Disability Retirement is calculated as follows:

Gross Pension =	Disability	Final	Early
	Retirement X	Average X	Retirement
	Service	Pay	Adjustment
	Percentage		Factor

Accrued Gross Pension Calculation and Vesting:

Disability Retirement—A Participant who immediately prior to his/her Benefit Commencement Date is benefiting under the Disability Plan, and who has at least ten years of Credited Service before his/her Severance From Service Date, has a vested right to a Disability Retirement pension on the Participant’s Normal Retirement Date.

Early Disability Retirement—A Participant who immediately prior to his/her Benefit Commencement Date is at least age 55 and ceases benefiting under the Disability Plan because he/she is determined to be no longer disabled under the terms of such plan, and who has at least 20 years of Credited Service before his/her Severance From Service Date, has a vested right to an Early Disability Retirement on the Participant’s Benefit Commencement Date.

DEFINITIONS

The following definitions apply to the disability benefits under this Plan prior to January 1, 1994:

“Disability Retirement” means a type of retirement available to a Disabled Participant who is at least age 65 prior to his/her Severance From Service Date, and has at least ten years of Credited Service.

“Disability Retirement Service Percentage” means the greater of (i) the percentage equal to (x) the Normal Retirement Service Percentage, less (y) 1/12 of 1 percent for each month that the Participant was less than age 65 on the Participant’s Severance From Service Date, or (ii) 30 percent. For purposes of this calculation, the month of the Severance From Service Date is excluded, and the month of the Participant’s 65th birthday is included.

“Disabled Participant” means a Participant who is disabled as that term is defined in the Disability Plan.

“Early Disability Retirement” means a type of retirement available to a Disabled Participant who, on the day preceding his/her Severance From Service Date, has at least 20 years of Credited Service, and who is at least age 55 (but not yet age 65) when he/she ceases benefiting under the Disability Plan because he/she is determined to be no longer disabled under the terms of such plan.

C-11 Prior Plan—Except as provided in 1.2 and the last paragraph of 4.3, Participants who do not earn Credited Service on or after January 1, 2000 are covered by the provisions in the Plan in effect before January 1, 2000.

C-12 Accrued Gross Pension Calculation in the Traditional Pension Plan—Prior to January 1, 2000, for each month of Credited Service, a Participant will accrue a portion of the Participant’s projected Gross Pension at the Participant’s Normal Retirement Date. Subject to the limitations in Appendix B, Section B-2, a Participant’s Accrued Gross Pension is calculated as follows:

Accrued = Gross Pension	Projected – Gross Pension at Normal Retirement Date	Accrued X Gross Pension as of 12/31/75	Credited + Service Accumulated To Date After 12/31/75	Accrued Gross Pension as of 12/31/75
Projected Credited Service Accumulated After 12/31/75 To Normal Retirement Date

In computing the “Projected Gross Pension at Normal Retirement Date,” it will be assumed that the Participant will continue to work for the Employer until the Participant’s Normal Retirement Date, and that the Participant’s Final Average Pay at such date will be equal to the Participant’s Average Pay as of the date of the computation. If the Participant works a Part-Time Schedule as of the date of the computation, it will be assumed that the Participant will continue to work a Part-Time Schedule until the Participant’s Normal Retirement Date for purposes of the computation.

The “Accrued Gross Pension as of 12/31/75” is equal to the greater of A or B below:

- A -

Accrued	=	Projected	X	Credited Service
Gross		Gross		Accumulated Prior
Pension		Pension		To 1/1/76
as of		as of		Credited Service
12/31/75		12/31/75		Projected To Be
Accumulated
To Normal Retirement Date

2

OR

- B -

Accrued	=	0.00125	X	Actual	-	Federal
Gross				Earnings		Old-Age
Pension				From 1/1/40		Benefit
as of				12/31/75		Offset
12/31/75

In computing the “Projected Gross Pension as of 12/31/75”, it will be assumed that the Participant will continue to work for the Employer until the Participant’s Normal Retirement Date, and that the Participant’s Final Average Pay at the Participant’s Normal Retirement Date will be equal to the Participant’s Average Pay as of 12/31/75.

Minimum Pension Payment: Generally—Prior to January 1, 2000, if as of the Participant’s Benefit Commencement Date, the Participant’s Gross Pension is less than the Participant’s Accrued Gross Pension reduced in accordance with the adjustments set forth in 3.4(b) and 3.4(c), the Participant’s pension payments will be based on the adjusted Accrued Gross Pension.

C-13 Targeted Voluntary Special Early Retirement Program—Notwithstanding any other provision in the Plan or any Appendix to the contrary, certain Participants who meet the conditions set forth in the next sentence are eligible for an enhanced Plan benefit described below, if as of May 31, 2000 they are age 55 or older with at least ten years of Credited Service. The conditions such Participants must meet are as follows: (1) on January 14, 2000, the Participant is an Employee of Baltimore Gas and Electric Company in a job or skill group in the Utility Operations Group (UOG) that has been identified by UOG management for reduction; (2) the Participant receives a written notification from UOG management that his/her job or skill group has been identified for such reduction; (3) the Participant makes an election on or after March 1, 2000 and on or before April 14, 2000 to voluntarily retire on June 1, 2000, and such election shall be irrevocable effective April 14, 2000; (4) the Participant executes (and does not subsequently revoke) in writing and submits to the Plan Administrator, in the form, manner, and subject to the timing established by the Plan Administrator, an agreement releasing legal claims, including those against the Company and its subsidiaries/affiliates, including but not limited to claims arising out of his/her employment with the Employer or termination of such employment; and (5) the Participant is not eligible for the Constellation Energy Group, Inc. Severance Plan.

Traditional Pension Plan:

For purposes of this C-13, the enhanced benefit for eligible Participants is determined based on the calculation of the Gross Pension of a Participant entitled to Early Retirement as set forth under 3.3(b), except that the Early Retirement Adjustment Factor shall be computed as follows:

The Early Retirement Adjustment Factor for Participants in the Traditional Pension Plan with a Benefit Commencement Date that is on or after the date that the

Participant attains age 60, is 100 percent. For Participants with a Benefit Commencement Date that is on or after the date that the Participant attains age 55 but before the date that the Participant attains age 60, the Early Retirement Adjustment Factor is 100 percent less 1/4 of one percent for each month that the Participant is less than age 60 on the Participant’s Benefit Commencement Date; provided, however, that for a Participant with at least 35 years of Credited Service as of his/her Severance From Service Date, the Early Retirement Adjustment Factor is 100 percent less 1/4 of one percent for each month that the Participant is less than age 57 on the Participant’s Benefit Commencement Date. For purposes of this calculation, the month of the Participant’s 55th, 57th and 60th birthdays, as appropriate, is excluded.

PEP:

For purposes of this C-13, the enhanced benefit for eligible PEP Participants is determined as follows:

The Gross Pension referenced in 3.3(e), 3.3(f) and 3.3(g) shall be adjusted by computing Total Pension Credits assuming that on the Participant’s Employment Commencement Date (or, if applicable, Adjusted Employment Commencement Date) and thereafter, the Participant’s age is the Participant’s actual age plus five years.

Social Security Bridge:

In addition, the enhanced benefit for eligible Participants who have not attained age 62 as of June 1, 2000 will include an additional monthly payment equal to one-half of the Participant’s estimated monthly age 62 Social Security benefits computed assuming no earnings after 1999. The amount of such estimated age 62 Social Security benefits shall be requested from the Social Security Administration by the Participant and

furnished by the Participant to the Company and shall be final and not subject to challenge. The payments shall commence as of the Participant’s Benefit Commencement Date and shall cease effective at the earlier of (i) when the Participant is first eligible to receive reduced old-age insurance benefits under title II of the Social Security Act, or (ii) upon the Participant’s death. The payments shall not be subject to the Post-retirement Survivor Annuity or the Post-retirement Survivor Benefit provisions of Article V.

Notwithstanding the foregoing provisions, if a Participant who is otherwise entitled to a monthly Social Security bridge payment fails to submit to the Employer by May 31, 2000, an original Social Security Administration Benefit Statement, then the amount of such monthly payment shall be $200.

If a PEP Participant elects a lump sum form of payment pursuant to 3.3(e) of the Plan, then the Social Security bridge payment will be payable in a lump sum as of the Benefit Commencement Date. The lump sum will equal the present value of the additional monthly Social Security bridge payments the Participant would otherwise receive. Such present value shall be calculated based on the mortality table and interest rate described in Present Value as of the Benefit Commencement Date.

Generally:

Except as otherwise provided above, the amount of pension payments for Participants entitled to an enhanced benefit under this C-13 is computed taking into account all other adjustments required under the terms of the Plan in the computation of pension payments. A Participant who commences payments under this C-13, and who is subsequently reemployed by the Employer will cease to receive such payments and will be entitled to benefits under the Plan based on the provisions in effect at the time that the Participant subsequently retires.

C-14 Voluntary Special Early Retirement Program—Notwithstanding any other provision in the Plan or any Appendix to the contrary, certain Participants who meet the conditions set forth in the next sentence, who under the terms of the Plan are eligible to commence Early Retirement as of February 1, 2002, and who voluntarily elect to commence Early Retirement on February 1, 2002 (or such later date on or before July 1, 2002 as required in the sole discretion of management of the Employer) shall be entitled to an enhanced benefit. Applicable Participants are Employees of the following Employers: Baltimore Gas and Electric Company (BGE), Constellation Energy Group, Inc. (excluding Employees above the Co-President level), Constellation Energy Source, Inc., Constellation Investments, Inc., Constellation Nuclear, LLC (CN) (excluding Employees above the Vice-President level), Constellation Nuclear Services, Inc. (CNS), Calvert Cliffs Nuclear Power Plant, Inc. (CCNPP), Constellation Power, Inc., Constellation Power Source, Inc., Constellation Power Source Generation, Inc. (CPSG), and Constellation Power Source Holdings, Inc. (collectively, the Companies). The conditions such Participants must meet are as follows: (1) the Participant on November 1, 2001 is an active employee of one of the Companies; (2) the Participant makes an election on or after: (a) November 1, 2001 and on or before December 16, 2001 for CPSG; (b) November 15 and on or before December 31, 2001 for CN, CNS and CCNPP; and (c) November 26, 2001 and on or before December 31, 2001 for the remainder of the Companies, to voluntarily retire on February 1, 2001, and such election shall be irrevocable effective December 16, 2001 for CPSG, and December 31, 2001 for the rest of the Companies; (3) the Participant executes (and does not subsequently revoke) in writing and submits to the Plan Administrator, in the form, manner, and subject to the timing established by the Plan Administrator, an agreement releasing legal claims, including those against the Company and its subsidiaries/affiliates, including but not limited to claims arising out of his/her employment with the Employer or termination of such employment; and (4) the Participant is not eligible for the Constellation Energy Group, Inc. Severance Plan or any other Employer severance plan or arrangement. In addition, Participants who are employees of BGE, CN, CNS, CCNPP or CPSG, and who are involuntarily displaced in connection with a workforce reduction between December 17, 2001 for CPSG (January 2, 2002 for BGE, CN, CNS and CCNPP) and January 31, 2002 (February 28, 2002 for BGE), and who otherwise satisfy all of the foregoing requirements and conditions (except under 2(a) above, December 16, 2001 is replaced with January 31, 2002, and under 2(b) above, December 31, 2001 is replaced with February 28, 2002, and under 2(c) above, December 16, 2001 and December 31, 2001 are replaced with February 28, 2002), are also entitled to an enhanced benefit. Participants who satisfy the requirements and conditions set forth in the preceding sentences shall be entitled to an enhanced benefit, subject to the Employer’s right to limit benefits to the extent necessary to satisfy tax law limitations.

For purposes of this C-14, the enhanced benefit for eligible Participants is determined based on the calculation of the Gross Pension of a Participant entitled to Early Retirement as set forth under the Plan, except that (1) the Participant’s regular unenhanced Gross Pension shall be computed using average base rate of pay computed as of February 1, 2002 or if later, the Participant’s Severance From Service Date, whichever produces the highest amount, and using bonus and/or incentives (i) for purposes of determining Average Pay, that were earned (rather than paid) during the calendar years (a) 1999 and 2000 (including Annual Incentive Awards earned during such years) , or (b) for Participants retiring after March, 2002, if higher, 2000 and 2001 (including Annual Incentive Awards earned during such years); and (ii) for purposes of determining Average Annual Pay, in accordance with the Plan provisions except that Annual Incentive Awards paid during all applicable prior years shall be included; and (2) the Participant shall also be entitled to an additional Gross Pension amount under the Plan, computed as an immediate lump sum equal to: (a) the number of whole years of Credited Service (i.e., partial years of Credited Service are disregarded) multiplied by three, and (b) multiply the product in (a) by the sum of (i) the base rate of pay on the Participant’s Severance From Service Date determined as a weekly amount, plus (ii) bonuses and/or incentives (that have previously been approved in writing by the Administrative Committee and the Chairman of the Board of Directors for inclusion in the computation of Average Annual Pay) that were earned during calendar years 1999 and 2000 (including Annual Incentive Awards earned during such calendar years), divided by 104.

Such immediate lump sum amount shall also be available as an immediate annuity using the same formula set forth under Section 3.3(f) of the Plan or as a deferred annuity using the same formula set forth under Section 3.3(g) of the Plan; provided, however, that any Participant in PEP who elects an immediate lump sum must make such election for his/her entire Gross Pension.

Except as otherwise provided above, the amount of pension payments for Participants entitled to an enhanced benefit under this C-14 is computed taking into account all other adjustments required under the terms of the Plan in the computation of pension payments. The enhanced benefit does not accrue until the Participant makes an irrevocable election to retire under the program; therefore, preretirement survivor annuity coverage is not available with respect to such enhanced benefit prior to such election. A Participant who commences payments under this C-14, and who is subsequently reemployed by the Employer, will be entitled to benefits under the Plan based on the provisions in effect at the time that the Participant subsequently retires.

C-15 Voluntary Special Early Retirement Program—Notwithstanding any other provision in the Plan or any Appendix to the contrary, certain Participants who meet the conditions set forth in the next sentence are eligible for Early Retirement if, between January 31, 2002 and February 28, 2002, they satisfy the requirements of Section 2.2 after substituting age 50 for age 55, and voluntarily elect to commence Early Retirement on March 1, 2002 (or such later date on or before July 1, 2002 as required in the sole discretion of Baltimore Gas and Electric Company (BGE) or Constellation Power Source Generation, Inc. (CPSG) management) shall be entitled to an enhanced benefit. The conditions such Participants must meet are as follows: (1) the Participant on January 2, 2002 is an employee of BGE (excluding manager- or executive-level employees) or CPSG; (2) the Participant is at least age 50 and no older than age 54 with 20 or more years of service between January 31, 2002 and February 28, 2002; (3) the Participant makes an election on or after January 2, 2002 and on or before February 15, 2002 to voluntarily retire on March 1, 2002, and such election shall be irrevocable effective February 15, 2002; (4) the Participant executes (and does not subsequently revoke) in writing and submits to the Plan Administrator, in the form, manner, and subject to the timing established by the Plan Administrator, an agreement releasing legal claims, including those against the Company and its subsidiaries/affiliates, including but not limited to claims arising out of his/her employment with the Employer or termination of such employment; and (5) the Participant is not eligible for the Constellation Energy Group, Inc. Severance Plan or any other Employer severance plan or arrangement. In addition, Participants who are employees of CPSG, BGE, Constellation Energy Group, Inc., Constellation Investments, Inc., Constellation Power, Inc., Constellation Power Source, Inc., or Constellation Power Source Holdings, Inc., and who are involuntarily displaced in connection with a workforce reduction between January 2, 2002 and February 28, 2002, and who otherwise satisfy all of the foregoing requirements and conditions (except under (3) above, February 15, 2002 is replaced with February 28, 2002), are also entitled to an enhanced benefit. Participants who satisfy the requirements and conditions set forth in the preceding sentences shall be entitled to an enhanced benefit, subject to the Employer’s right to limit benefits to the extent necessary to satisfy tax law limitations.

For purposes of this C-15, the enhanced benefit for eligible Participants is determined based on the calculation of the Gross Pension of a Participant entitled to Early Retirement as set forth under the Plan, except that (1) the Participant’s regular unenhanced Gross Pension shall be computed using average base rate of pay computed as of March 1, 2002 or if later, the Participant’s Severance From Service Date, whichever produces the highest amount, and using bonus and/or incentives (i) for purposes of determining Average Pay, that were earned (rather than paid) during the calendar years (a) 1999 and 2000 (including Annual Incentive Awards earned during such years), or (b)

for Participants retiring after March 2002, if higher, 2000 and 2001 (including Annual Incentive Awards earned during such years); and (ii) for purposes of determining Average Annual Pay, in accordance with the Plan provisions except that Annual Incentive Awards paid during all applicable prior years shall be included; and (2) the Participant shall also be entitled to an additional Gross Pension amount under the Plan, computed as an immediate lump sum equal to: (a) the number of whole years of Credited Service (i.e., partial years of Credited Service are disregarded) multiplied by two, and (b) multiply the product in (a) by the sum of (i) the base rate of pay on the Participant’s Severance From Service Date determined as a weekly amount, plus (ii) bonuses and/or incentives (that have previously been approved in writing by the Administrative Committee and the Chairman of the Board of Directors for inclusion in the computation of Average Annual Pay) that were earned during calendar years 1999 and 2000 (including Annual Incentive Awards earned during such calendar years), divided by 104.

Such immediate lump sum amount shall also be available as an immediate annuity using the same formula set forth under Section 3.3(f) of the Plan or as a deferred annuity using the same formula set forth under Section 3.3(g) of the Plan; provided, however, that any Participant in PEP who elects an immediate lump sum must make such election for his/her entire Gross Pension. The enhanced benefit for applicable participants shall also be computed by substituting age 50 for age 55 in Section A-20.

Except as otherwise provided above, the amount of pension payments for Participants entitled to an enhanced benefit and under this C-15 is computed taking into account all other adjustments required under the terms of the Plan in the computation of pension payments. The enhanced benefit does not accrue until the Participant makes an irrevocable election to retire under the program; therefore, preretirement survivor annuity coverage is not available with respect to such enhanced benefit prior to such election. A Participant who commences payments under this C-15, and who is subsequently reemployed by the Employer, will be entitled to benefits under the Plan based on the provisions in effect at the time that the Participant subsequently retires.

APPENDIX D

TOP HEAVY PROVISIONS

D-1 Purpose—If the Plan is or becomes top-heavy in any Plan Year beginning after December 31, 1983, the following provisions will supersede any conflicting provisions in the Plan.

D-2 Definitions—As used in the Plan, the following terms shall have the meaning set forth below, unless a different meaning is clearly required by the context in which the term is used.

D-2.2 “Anniversary Date” means December 31, the last day of the Plan Year.

D-2.4 “Key Employee” means any person who meets the requirements of Code Section 416(i), and the regulations promulgated thereunder, which are hereby incorporated by reference as if fully set out herein. For purposes of determining whether or not the Plan meets the requirements of Section D-3.2, the term Key Employee shall also include the beneficiary of a Key Employee.

D-2.5 “Permissive Aggregation Group” means all plans in the Required Aggregation Group and any other Qualified Plans maintained by the Company, but only if such group of plans would satisfy, in the aggregate, the requirements of Code Sections 401(a)(4) and 410. The Plan Administrator shall determine which plan or plans shall be taken into account in determining the Permissive Aggregation Group.

D-2.6 “Qualified Plan” means any Plan which is qualified under Code Section 401(a).

D-2.7 “Required Aggregation Group” means:

(a) Each Qualified Plan of the Company in which at least one Key Employee participates; and

(b) Any other Qualified Plan of the Company which enables a Plan described in Section D-2.7(a) to meet the requirements of Code Section 401(a)(4) or 410.

D-2.8 “Top-Heavy Plan” means the Plan, for any Plan Year in which the Plan meets the requirements of Section D-3.2.

D-3 Top-Heavy Plan Requirements and Determination

D-3.1 Top Heavy Plan Requirements—For any Plan Year in which the Plan is determined to be a Top-Heavy Plan in accordance with Section D-3.2, the Plan shall be subject to the following:

(a) special vesting requirements in D-4; and

(b) special minimum benefit requirements of D-4.

D-3.2 Top-Heavy Plan Determination

(a) The Plan shall be considered a Top-Heavy Plan and shall be subject to the additional requirements of Section D-3.1, with respect to any Plan Year, if, as of the Anniversary Date of the preceding Plan Year (hereinafter referred to as the “determination date”), (i) the present value of accrued benefits of Key Employees in this Plan exceeds 60 percent of the present value of the accrued benefits of all Employees in this Plan (“60% Test”); or (ii) the Plan is part of a Required Aggregation Group and the sum of the present value of accrued benefits and the value of the aggregate accounts of Key Employees in all plans in the Required Aggregation Group exceeds 60% of a similar sum for all Employees. For this purpose, the present value of accrued benefits and the value of the aggregate accounts shall be determined as of the valuation date for the Plan Year that includes the determination date.

(b) For purposes of this Section D-3.2, the aggregate account of a Participant is determined under applicable provisions of the defined contribution plan used in determining whether the Plan is a Top Heavy Plan.

(c) For purposes of this Section D-3.2, present value of accrued benefits shall be determined, in the case of a defined benefit pension plan, under the provisions of such a plan or plans and shall include any part of any accrued benefit distributed in the 5-year period ending on the determination date. Effective January 1, 2002, the present value of accrued benefits shall include any part of any accrued benefit distributed in the 1-year period ending on the determination date, or, in the case of a distribution made for a reason other than severance from employment, death or disability, during the 5-year period ending on the determination date.

(d) For purposes of this Section D-3.2, the present value of a participant’s accrued benefits under a defined benefit plan shall be based upon reasonable interest and mortality assumptions specified by the plan. The Top-Heavy calculations for this Plan shall be based on the same assumptions specified in the definition of Present Value in Section A-44. Where one or more defined benefit plans are aggregated with this Plan for purposes of Top-Heavy calculations, the actuarial assumptions specified in the definition of Present Value in Section A-44 shall be applied to all plans in the aggregation group.

(e) For purposes of this Section D-3.2, the accrued benefit of a participant who is not a Key Employee shall be determined under the method, if any, that uniformly applies for determining benefit accruals under all defined benefit plans maintained by the Employer, or if there is no such method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

(f) For purposes of this Section D-3.2, the accrued benefit of a participant in a plan who is not a Key Employee but who was a Key Employee in a prior year shall be disregarded.

(g) For purposes of this Section D-3.2, the accrued benefits of all plan participants who have not performed services for any employer maintaining the plan at any time during the 5-year period (1-year period, effective January 1, 2002) ending on the determination date shall be disregarded.

(h) Notwithstanding the provisions of subsection (a) herein above, the Plan shall not be a Top-Heavy Plan, if the Plan Administrator elects to treat the Plan as part of a Permissive Aggregation Group, and the Permissive Aggregation Group is not determined to be Top-Heavy using the criteria of the “60% Test” herein above.

(i) Where more than one plan is involved in the determination, only determination dates that fall within the same calendar year shall be considered in order to determine whether the Plan is a Top-Heavy Plan.

(j) The provisions of Code section 416 and applicable regulations are incorporated with respect to any additional requirements with respect to the determination as to how the top heavy ratio is computed.

D-4 Additional Top-Heavy Provisions—For purposes of determining whether or not the Plan meets the requirements of Section D-3.2, the term “Participant” as defined in Appendix A, shall also include the beneficiary of a Participant.

Notwithstanding any other provisions of the Plan if the Plan is a Top-Heavy Plan:

(i) Each Participant who has at least three years of Vesting Service as of the determination date will be fully vested in a pension benefit on the day following the determination date. Each Participant who subsequently accumulates at least three years of Vesting Service shall immediately be fully vested in such pension benefit.

(ii) Each Participant who is not a Key Employee will be deemed to have an Gross Pension after the determination date equal to 1/12 of the lesser of (A) 20% of such Participant’s average compensation or (B) such average compensation multiplied by 2% for each year of Credited Service accumulated to the date of the calculation. For purposes of this calculation, average compensation is the Participant’s highest average compensation for the five consecutive years for which the Participant had the highest compensation. For purposes of this paragraph, compensation means Section 415(c) Compensation. Effective January 1, 2002, in determining service for purposes of this minimum benefit calculation, any service shall be disregarded to the extent that such service occurs during a plan year when the Plan benefits (within the meaning of Code section 410(b)) no Key Employee or former Key Employee.

APPENDIX G

DESIGNATED SUBSIDIARIES

Except as otherwise provided below, Employees of the following subsidiaries are eligible to participate in the Plan on the same terms and conditions as set forth therein.

Constellation Power, Inc.

Constellation Energy Commodities Group, Inc. (formerly known as Constellation Power Source, Inc.) Constellation Power Source Generation, Inc.

Constellation Energy Source, Inc.

BGE Home Products and Services, LLC (formerly known as BGE Home Products and Services, Inc.)1

BGE Commercial Building Systems, Inc.2

[1]	a. An individual who is a Participant on December 31, 1999 and an Employee of BGE Home Products & Services, Inc. on January 1, 2000, is subject to 1.2 of the Plan except that PEP is modified as described in b. below. Notwithstanding the preceding sentence, an individual who is an Employee of Constellation Energy Source, Inc. on December 31, 1999, who transfers to BGE Home Products & Services, Inc. effective January 1, 2000, and was hired by Constellation Energy Source, Inc. after December 31, 1994, shall participate in PEP as modified in b. below. An individual who is a Participant in the Traditional Pension Plan after December 31, 1999 by reason of the preceding will cease participating in the Traditional Plan once he/she ceases to earn Credited Service. If such an individual again earns Credited Service, he/she shall participate in PEP as modified in b. below. All other individuals shall participate in PEP as modified in b. below.

b. Participants who are Employees of BGE Home Products & Services, Inc. shall have the following modifications to PEP:

(i) A Participant’s Total Pension Credits in Appendix A for the period of time during which the Participant is employed by BGE Home Products & Services, Inc. shall equal the sum of (1) 0.025 times the Credited Service earned in each Plan Year prior to the Plan Year in which the Participant reaches age 40, (2) 0.05 times the Credited Service earned in each Plan Year after the Plan Year in which the Participant reaches age 39 and before the Plan Year in which the Participant reaches age 50, and (3) 0.075 times the Credited Service earned in each Plan Year after the Participant reaches age 49.

(ii) The only form of pension payments that a Participant may elect under PEP pursuant to 3.1(b) is monthly installments; lump sum payment is not available except if pursuant to the automatic lump sum cash-out provisions of 3.3(e); 3.3(h) therefore is not applicable. This (ii) is not applicable to a Participant who accrued any benefits under PEP while employed by an Employer whose Employee Participants were eligible to elect under PEP pursuant to 3.1(b) a lump sum, and then after January 1, 2000 transferred employment to BGE Home Products & Services, Inc. This (ii) is not applicable to a Participant who received benefits under the Special Window for Employees Employed by BGE Home (as part of BGE Home’s closing of its retail appliance and merchandise stores and the reorganization of BGE Home because of that closing) under the Constellation Energy Group, Inc. Severance Plan.

(iii) The Preretirement Survivor Benefit under 5.8 may be paid as a lump sum.

(iv) The third sentence in the definition of Annuity Factor in Appendix A is not applicable unless the Participant transferred employment to BGE Home Products & Services, Inc. after January 1, 2000, and was eligible for Early Retirement under 2.2 at the time he/she was employed by the Company or a subsidiary listed in this Appendix G other than BGE Home Products & Services, Inc. or BGE Commercial Building Systems, Inc.

[2]	a. An individual who is a Participant on December 31, 1999 and an Employee of BGE Commercial Building Systems, Inc. on January 1, 2000, is subject to 1.2 of the Plan except that PEP is modified as described in b. below. An individual who is a Participant in the Traditional Pension Plan after December 31, 1999 by reason of the preceding sentence will cease participating in the Traditional Plan once he/she ceases to earn Credited Service. If such an individual again earns Credited Service, he/she shall participate in PEP as modified in b. below. All other individuals shall participate in PEP as modified in b. below.

b. Participants who are Employees of BGE Commercial Building Systems, Inc. shall have the following modifications to PEP:

(i) A Participant’s Total Pension Credits in Appendix A for the period of time during which the Participant is employed by BGE Commercial Building Systems, Inc. shall equal the sum of (1) 0.025 times the Credited Service earned in each Plan Year prior to the Plan Year in which the Participant reaches age 40, (2) 0.05 times the Credited Service earned in each Plan Year after the Plan Year in which the Participant reaches age 39 and before the Plan Year in which the Participant reaches age 50, and (3) 0.075 times the Credited Service earned in each Plan Year after the Participant reaches age 49.

(ii) The only form of pension payments that a Participant may elect under PEP pursuant to 3.1(b) is monthly installments; lump sum payment is not available except if pursuant to the automatic lump sum cash-out provisions of 3.3(e). 3.3(h) therefore is not applicable. This (ii) is not applicable to a Participant who accrued any benefits under PEP while employed by an Employer whose Employee Participants were eligible to elect under PEP pursuant to 3.1(b) a lump sum, and then after January 1, 2000 transferred employment to BGE Commercial Building Systems, Inc. The Preretirement Survivor Benefit under 5.8 may be paid as a lump sum.

(iii) The third sentence in the definition of Annuity Factor in Appendix A is not applicable unless the Participant transferred employment to BGE Commercial Building Systems, Inc. after January 1, 2000, and was eligible for Early Retirement under 2.2 at the time he/she was employed by the Company or a subsidiary listed in this Appendix G other than BGE Home Products & Services, Inc. or BGE Commercial Building Systems, Inc.

Baltimore Gas and Electric Company3

Constellation Nuclear Services, Inc.

Constellation Generation Group, LLC

Constellation Operating Services, Inc.; Constellation Operating Services; COSI Central Wayne, Inc. (Employees represented by a union under a collective bargaining agreement are not eligible to participate); COSI Synfuels, Inc.; COSI Sunnyside, Inc.; COSI Puna, Inc.; PCI Operating Company Partnership4

[3]	With respect to an Employee of the Comfort Link division of Baltimore Gas and Electric Company, only individuals who are both a Participant on December 31, 1999 and an Employee of the Comfort Link division of Baltimore Gas and Electric Company on January 1, 2000, shall be eligible to participate in the Plan. Notwithstanding anything in the Plan to the contrary, the Vice-Chairman of Baltimore Gas and Electric Company will not be eligible to participate in this Plan.
[4]	Employees of each listed subsidiary are eligible for participation in PEP effective January 1, 2003.

For purposes of 4.2, Vesting Service shall be computed using as the Employment Commencement Date the date on which an Employee first performed an hour of service for the subsidiary. However, if the Participant was an Employee on January 1, 2003 and was employed by one of the following entities on the day immediately preceding the date the Employee became employed by the subsidiary, by A/C Power or by Trona Operating Partners, G.P. (or one of their subsidiaries), the Employment Commencement Date shall be the date on which the Employee first performed an hour of service for such entity (but in no event prior to any date noted in parentheses below):

Malacha Power Project, Inc.

Sunnyside Operating Associates

Niagara Mohawk Power Corporation

Consolidated Edison Company of New York (but only if the Employee was hired by COSI Astoria after August 20, 1999)

OESI Power (but only if the Employee was transferred to Constellation Operating Services, Inc. or one of its subsidiaries from OESI Power on January 6, 1993)

Kerr McGee Corporation—(but only if the Employee became an employee of Constellation Operating Services, Inc., A/C Power, or Trona Operating Partners, G.P. on December 1, 1990)

Ahlstrom Pyropower (or any other employer wholly or partially owned directly or indirectly, by

Ahlstrom Pyropower (or any successor thereto))

Ultrasystems, Inc.

Hadson Corporation

LG&E Power, Inc

LUZ International

U C Operating Services

Panther Creek Fuels Company

Nevada Operations, Inc.

Central Wayne County Sanitation Authority

U. S. Generating (COSI Carr Street)

Ormat Energy Systems, Inc.

Ormat Systems, Inc.

Baltimore Gas and Electric Company (or any other employer wholly or partially owned directly or indirectly, by Baltimore Gas and Electric Company (or any successor thereto))

A/C Power

For purposes of 2.1 and A-31, Vesting Service shall be used instead of Credited Service to determine whether a Participant is eligible for Normal Retirement.

For purposes of 2.2 and A-19, Vesting Service shall be used instead of Credited Service to determine whether a Participant is eligible for Early Retirement.

For purposes of 4.3, Credited Service shall only include months beginning on or after January 1, 2003 during which an Employee works at least one hour for the Employer while classified as a Full-Time Employee.

Constellation NewEnergy, Inc. (Note: Effective April 1, 2011. For purposes of Section 4.2, Vesting Service shall be computed using as the Employment Commencement Date the date on which the Employee first performed an hour of service for this subsidiary. For purposes of Section 4.3, Credited Service for work performed as an Employee of this subsidiary shall only include months beginning on or after April 1, 2011 during which the Employee works at least one hour while classified as a Full-Time Employee.)

CNE Gas Holdings, Inc. (Note: Effective April 1, 2011. For purposes of Section 4.2, Vesting Service shall be computed using as the Employment Commencement Date the date on which the Employee first performed an hour of service for this subsidiary. For purposes of Section 4.3, Credited Service for work performed as an Employee of this subsidiary shall only include months beginning on or after April 1, 2011 during which the Employee works at least one hour while classified as a Full-Time Employee.)

APPENDIX I

BONUSES, INCENTIVE AND OTHER PAY

Part 1

The following types of license and other special bonuses are included in the base rate of pay definition of Average Annual Pay (set forth in Section A-8(i)) or Average Pay (set forth in Section A-9(i)), as applicable.

•	NRC License Bonus

•	Electrician License Bonus

•	Plumber License Bonus

Part 2

The following types of bonuses and/or incentives are included in the bonuses and incentives definition of Average Annual Pay (set forth in Section A-8(ii) )or Average Pay (set forth in Section A-9(ii)), as applicable.

Baltimore Gas and Electric Company

•	Promotion Recognition Award

•	Results Incentive Award

•	Lump Sum Pay Adjustment

•	Commission Payments

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

BGE Home Products & Services, Inc.

•	Commission payments (includes draw payments, administrative time, vacation time, non-selling time, and training time payments)

•	Sales Incentive Award

•	Results Incentive Award

•	Scale Rate Payment

•	Piece Work Payment

•	Emergency Work Payment

•	Sales Bonus

•	Lump Sum Pay Adjustment

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Calvert Cliffs Nuclear Power Plant, Inc.

•	Promotion Recognition Award

•	Results Incentive Award/Annual Incentive Award

•	Lump Sum Pay Adjustment

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

CER Generation, LLC

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

•	Annual Incentive Award

CNE Gas Holdings, Inc.*

•	Promotion Recognition Award

•	Results Incentive Award/Annual Incentive Award

•	Lump Sum Pay Adjustment

•	Commission Payments

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Constellation Building Systems, Inc.

•	Commission Payments (includes draw payments, administrative time, vacation time, non-selling time, and training time payments)

•	Results Incentive Award

•	Scale Rate Payment

•	Piece Work Payment

•	Emergency Work Payment

•	Sales Bonus

•	Lump Sum Pay Adjustment

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Constellation Energy Commodities Group, Inc. (formerly known as Constellation Power Source, Inc.)*

•	Results Incentive Award

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Constellation Energy Group, Inc.

•	Promotion Recognition Award

•	Results Incentive Award

•	Lump Sum Pay Adjustment

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Constellation Energy Nuclear Group

•	Promotion Recognition Award

•	Results Incentive Award/Annual Incentive Award

•	Lump Sum Pay Adjustment

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

*	For Employees of this subsidiary who were Participants in the Plan on or before March 31, 2011, bonuses and/or incentives included in Average Annual Pay or Average Pay as applicable, shall be capped at $200,000 beginning with bonuses paid on or after April 1, 2011. For Employees of this subsidiary who became participants in the Plan on or after April 1, 2011, bonuses and/or incentives included in Average Annual Pay shall be capped at $200,000 beginning with bonuses paid on or after January 1, 2007.

I-2

Constellation Energy Projects & Services Group, Inc.

•	Annual Incentive Award (includes Sales Bonuses paid to Participants employed as Business Developers, Major Account Executives, and Senior Account Executives. The Sales Bonus maximum percentage equals 30% of the eligible Participant’s annual base pay.)

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Constellation Energy Projects & Services Group Advisors, LLC*

•	Annual Incentive Award (includes Sales Bonuses paid to Participants employed as Business Developers, Major Account Executives, and Senior Account Executives. The Sales Bonus maximum percentage equals 30% of the eligible Participant’s annual base pay.)

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Constellation NewEnergy, Inc.*

•	Promotion Recognition Award

•	Results Incentive Award/Annual Incentive Award

•	Lump Sum Pay Adjustment

•	Commission Payments

•	Sales Bonus

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Constellation Nuclear Services, Inc.

•	Promotion Recognition Award

•	Results Incentive Award/Annual Incentive Award

•	Lump Sum Pay Adjustment

•	Contract Incentive Rate Award

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Constellation Operating Services

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

•	Annual Incentive Award

Constellation Power, Inc.

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

•	Annual Incentive Award

Constellation Power Source Generation, Inc.

•	Promotion Recognition Award

•	Results Incentive Award/Annual Incentive Award

•	Lump Sum Pay Adjustment

•	Commission Payments

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

I-3

Constellation Power Source Holdings, Inc.

•	Annual Incentive Award

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

Constellation Real Estate, Inc.

•	Annual Incentive Award

COSI Sunnyside, Inc.

•	Executive Annual Incentive Plan of Constellation Energy Group Award

•	Senior Management Annual Incentive Plan of Constellation Energy Group Award

•	Annual Incentive Award

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